Internal Use Investor Information August - September Exhibit 99.1

2 Table of Contents Topic Page # Profile and Strategy 3-15 Business Segment Highlights 16-19 Awards & Technology 20-22 Asset / Liability Management 23-33 Fees & Expenses 34-41 Loans & Deposits 42-52 Capital, Debt & Liquidity 53-55 Credit 56-62 Near-Term Expectations 63 Appendix & Forward Looking Statements 64-77

3 Longstanding Strategic Priorities Committed to: • Diversified Revenue Streams • Appropriate Risk Adjusted Returns • Disciplined Expense Management Profitability Strategically Investing in: • Top quartile organic loan & deposit growth over the last 5 yrs vs. peers(1) • Opportunities to leverage superior growth of the core footprint: 3.5% projected population growth; Top 3 among peer group(2) • Non-bank M&A, expanding products and capabilities • Talent, technology, products & services, driving organic growth Growth Relentless focus on: • Client selectivity • Credit Risk Management • Interest Rate Risk Management • Capital and Liquidity Management • Operational & Compliance Risk Management Soundness (1) Source: S&P Cap IQ and SEC Reporting. Avg loan and deposit balance changes from FY19 to FY24. Peer balances have been adjusted for merger & acquisition activity: CFG, FHN, FITB, HBAN, HWC, MTB, PNC, SNV, TFC, USB. Other peers include CMA, KEY, ZION. (2) Source: S&P Cap IQ. Generating Consistent Sustainable Long-term Performance

4 • Prudent risk management evident in Federal Reserve's stress testing results 2.5% 1.8% Peer Median RF • Hedge program introduced in 2018 to protect NIM against falling interest rates was highly effective • Actions taken in 2022 and beyond to protect NIM if rates decrease now fully active • Stable organic capital generation is a strong first line of defense against losses 2024 CCAR Capital Degradation(1) Proactive Interest Rate Hedging Capital Resiliency (1) CET1 degradation results from the Federal Reserve's modeled results for the Severely Adverse Scenario in 2024 Stress Test. (2) Pro forma Post-Stress Capital calculated using 4Q24 reported CET1 and the Federal Reserve's modeled capital degradation in 2024 Stress Test. (3) PPI Coverage of Stressed Losses is calculated as the Federal Reserve's modeled 9-quarter PPI divided by 9-quarter Provision Expense in the 2024 Stress Test. Peers include CCAR participants: CFG, FITB, HBAN, KEY, MTB, PNC, TFC, USB. Source: 2024 Federal Reserve Stress Test Results - June 2024; FR Y-9C 10.80% 10.57% 10.63% 11.68% 10.52% 10.53% 10.80% 11.92% 11.53% 6.70% 7.97% 8.23% 8.38% 8.72% 8.93% 9.00% 9.32% 9.33% 4.1% 2.6% 2.4% 3.3% 1.8% 1.6% 1.8% 2.6% 2.2% Pro forma Post-Stress CET1 CCAR 2024 Degradation Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 RF Peer 7 Peer 8 37.4% 52.0% 53.8% 59.4% 63.1% 66.5% 70.5% 71.8% 75.9% Peer 1 Peer 4 Peer 7 Peer 2 Peer 8 Peer 3 Peer 6 Peer 5 RF Pro Forma Post-Stress Capital(2) Pre-Tax Pre-Provision Income Coverage of Stressed Losses(3) Capital Strength Soundness: Robust capital balances and strong organic capital generation position Regions well for full range of potential economic conditions

5 Driving Shareholder Value Soundness: Peer-leading dividend growth while actively managing share count Post-Financial Crisis Maximum 2Q25 Period Shares Outstanding (MM) Shares Outstanding (MM) Decline RF 3Q12 1,423 910 (36.8)% Peer 12 4Q11 198 133 (33.4)% Peer 6 1Q17 211 147 (30.1)% Peer 2 1Q12 957 676 (29.6)% Peer 1 1Q14 539 398 (26.3)% Peer 3 3Q14 560 442 (22.1)% Peer 7 2Q11 1,929 1,560 (19.2)% Peer 4 1Q19 163 142 (14.3)% Peer 10 4Q22 572 523 (10.1)% Peer 8 2Q22 178 165 (10.2)% Peer 9 4Q20 1,362 1,324 (4.2)% Peer 5 4Q18 88 86 (2.7)% Peer 13 3Q21 1,487 1,482 (0.4)% Peer 11 1Q25 1,106 1,106 —% 6 Yr Dividend Growth CAGR 10.1% 9.1% 9.1% 7.6% 7.2% 6.8% 6.2% 5.1% 5.1% 4.3% 3.8% 3.2% 2.8% 1.7% RF Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Source: S&P Capital IQ. Dividend growth CAGR calculated as of 4Q24 through 4Q18. Peers include CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION.

6 3 Year Total Shareholder Return 62% 61% 45% 44% 41% 39% 35% 34% 19% 14% 14% 8% 7% (5)% Peer 1 Peer 2 Peer 3 RF Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 1 0 Peer 1 1 Peer 1 2 Peer 1 3 5 Year Total Shareholder Return 212% 204% 159% 158% 157% 134% 122% 120% 113% 99% 83% 81% 52% 44% Peer 4 Peer 1 RF Peer 5 Peer 1 1 Peer 2 Peer 3 Peer 6 Peer 7 Peer 1 3 Peer 8 Peer 9 Peer 1 0 Peer 1 2 Total Shareholder Return 10 Year Total Shareholder Return 222% 179% 167% 138% 135% 131% 122% 112% 106% 88% 73% 70% 58% 48% RF Peer 5 Peer 7 Peer 4 Peer 3 Peer 1 Peer 2 Peer 9 Peer 6 Peer 1 1 Peer 8 Peer 1 3 Peer 1 2 Peer 1 0 Peer Median: 34% Peer Median: 120% Peer Median: 112% As of 6/30/2025. Peers include CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION. Profitability: Strong track record of leading Shareholder Return

7 9.0% 9.7% 11.0% 17.6% 14.9% 9.2% 21.4% 24.1% 21.9% 17.8% 18.6% 12.0% 11.0% 12.0% 17.0% 14.7% 8.5% 16.5% 19.3% 16.4% 14.3% 14.1% RF Peer Median 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Jun YTD 2025 (1) Non-GAAP; see Appendix for RF reconciliation. Peers' source is S&P Cap IQ and includes CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION. (2) As of 12/31/2024. Rank: 1 Rank: 1 Rank: 1Rank: 1 5 Year EPS CAGR 8% 7% 5% 4% 1% —% (1)% (1)% (2)% (3)% (4)% (9)% Peer 1 Peer 2 RF Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 1 0 Peer 1 1 10 Year EPS CAGR 11% 10% 9% 9% 7% 7% 7% 7% 5% 5% 4% 2% Peer 3 Peer 2 RF Peer 9 Peer 4 Peer 1 0 Peer 7 Peer 1 Peer 6 Peer 1 1 Peer 5 Peer 8 Peer Leading ROATCE(1) For 4 Straight Years Peer Median: (1)% Peer Median: 7% (2) (2) Leading with Consistently Strong Growth Metrics Profitability: Supports a higher P/E multiple Rank: 1

8 Regions' Consistent Outperformance Adjusted PPI(1) Less Net Charge-offs to RWA(2) Regions' earnings, including credit costs, have been top quartile vs peers since 2019 1.96% 1.99% 2.30% 2.47% 2.31% 2.09% 2.22% 1.95% 1.78% 1.88% 1.96% 1.73% 1.64% 1.85% RF Peer Median 2019 2020 2021 2022 2023 2024 Jun YTD 2025 (1) Non-GAAP; see Appendix for reconciliation. (2) Source: S&P Capital IQ. Risk-weighted Assets (RWA) used in the analysis represents the simple average of the 4 quarterly disclosed amounts for each year (some peers are estimated in the current quarter). Peers include CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION. Profitability: Sustained advantage in risk efficiency

9 Tangible Book Value Growth plus Dividends 3 Yr CAGR of TBV + Dividends 20.4% 18.7% 16.7% 16.2% 15.2% 14.2% 12.9% 12.8% 12.2% 12.2% 11.9% 11.6% 9.3% 6.9% Peer 1 RF Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 5 Yr CAGR of TBV + Dividends 15.3% 14.9% 14.8% 14.6% 14.2% 13.9% 13.4% 13.2% 12.8% 12.6% 12.0% 11.9% 11.6% 10.4% Peer 1 Peer 7 RF Peer 2 Peer 6 Peer 9 Peer 4 Peer 8 Peer 5 Peer 11 Peer 10 Peer 13 Peer 3 Peer 12 As of 12/31/2024. Peers include CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION. Profitability: 3 and 5 yr CAGR excluding AOCI

10 Top Quartile Organic Loan and Deposit Growth Growth: Consistent, disciplined growth 5 Yr Loan Growth excl. Bank M&A 21% 18% 17% 12% 12% 11% 7% 7% 2% 1% 1% (3)% (4)% (5)% Peer 1 Peer 2 RF Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 1 0 Peer 1 1 Peer 1 2 Peer 1 3 Source: S&P Cap IQ and SEC Reporting. Avg loan & deposit balance changes cover FY19 to FY24. Peer balances have been adjusted for bank merger & acquisition activity: CFG, FHN, FITB, HBAN, HWC, MTB, PNC, SNV, TFC, USB. Other peers include CMA, KEY, ZION. Peer median excludes RF. Peer Median: 7% 5 Yr Deposit Growth excl. Bank M&A 36% 34% 33% 27% 23% 21% 18% 16% 16% 15% 14% 11% 8% 4% Peer 1 RF Peer 2 Peer 4 Peer 1 1 Peer 8 Peer 5 Peer 9 Peer 6 Peer 1 0 Peer 1 2 Peer 7 Peer 3 Peer 1 3 Peer Median: 16%

11 Leading Growth Profile Attractive Footprint and Strong Brand Presence Growth: Home field advantage in the southeast Regions HQ Retail Branch Footprint Specialized Lending Nationwide Winning in Core Markets Building trust & serving clients for over 170 years Strong Profitability/Returns Supported by: ☑ Low Cost Core Deposits ☑ Strong Brand ☑ Loyal Customer Base ☑ Employer / Bank of Choice ~70% Top 5 market share in ~70% of MSAs across 15-state footprint(1) 86% 86% of deposits reside in 7 states: Alabama, Tennessee, Florida, Louisiana, Mississippi, Georgia, Arkansas ~$5,200 Average consumer NIB account balance(3) 7 of 8 Unemployment rates in 7 of our top 8 deposit states remain at or below the national average(2) 3.5% Regions' deposit weighted population growth by MSA for 2024-2029 is 3.5% vs. national average of 2.4%(1) 17 of 25 17 of Regions' top 25(1) MSAs are projected to grow faster than the U.S. national average (1) Source: S&P Cap IQ. Top 25 market share as defined by deposit dollars - FDIC as of 6/30/2024; pro-forma for announced M&A transactions as of 7/23/2025. Top 5 share based on MSA and non-MSA counties. S&P's demographic data is provided by Claritas based primarily on U.S. Census data. (2) Source: U.S. Bureau of Labor Statistics. (3) Based on 2Q25 average balances.

12 Deposit Advantage Key to Franchise Value Growth: Outperforming deposit growth & disciplined pricing FY24 Total Deposit Cost (%) Av g. T ot al D ep os it Gr ow th 1.50 2.00 2.50 3.00 —% 10% 20% 30% 40% RF Peer Median 5 Year Deposit Growth vs Current Deposit Costs(1) Above industry median growth w/ meaningfully lower cost (worth ~60bps of NIM) 1. 39% 1. 64% 1. 67% 1. 68% 1. 72% 1. 74% 1. 79% 1. 84% 1. 84% 1. 98% 2. 01% 2. 02% 2. 08% 2. 22 % RF Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 2Q25 Total Deposit Cost vs Peers(1) (1)Source: S&P Cap IQ and SEC Reporting. Avg deposit balance changes cover FY19 to FY24. Peer balances have been adjusted for bank merger & acquisition activity: CFG, FHN, FITB, HBAN, HWC, MTB, PNC, SNV, TFC, USB. Other peers include CMA, KEY, ZION. Peer median excludes RF. 3.21% 2.85% 3.36% 3.90% 3.54% 3.59% 2.89% 2.72% 3.06% 3.06% 3.00% 3.11% RF Peer Median 2020 2021 2022 2023 2024 Jun YTD 2025 Net Interest Margin vs. Peers(1) Low Cost Deposits Drive Franchise Value(1) #1 Lowest Total & IB Deposit costs among peers #2 2nd highest 5-year organic deposit growth #1 Uniquely positioned with combination of strong deposit growth & low deposit cost

13 ‘25-‘30 Population CAGR 0.48% 0.71% 1.10% US Regions Footprint Priority Markets Priority Market Growth Opportunities(1) 1.1% 1.1% 0.9% 0.7% 1.4% 1.8% 1.2% 1.4% Nashville Tampa Atlanta Miami/SFL Orlando Huntsville Houston Dallas/FW Building on Our Success Growth: Strategic investments in priority markets driving deposit expansion (1) Priority markets include: Tampa, Orlando, Miami/SFL, Houston, Dallas/FW, Nashville, Atlanta, and Huntsville. (2) RF Deposits in Priority Markets as of June 2024. Data Source: FDIC Deposit Data. (3) Source: S&P Capital IQ. S&P's demographic data is provided by Claritas based primarily on U.S. Census data. Percent growth represents a CAGR over the period. All S&P Cap IQ data pulls as of 7/8/2025. (4) $ in billions. Nat'l avg: 0.48% Priority Markets '25-'30 Projected Population Growth(3) 50% vs. 34% Regions Deposit Growth(1) since '19 Outpacing Market Continuing to Invest in Priority Markets Proven Track Record of Success... Maximizing Growth Opportunities (3) $1.5T Deposit Opportunity (RF $38B)(2) Building on success with incremental investments supporting growth while maintaining advantage in core businesses and markets. 6 of 8 Priority Markets(1) Gaining Share since 2019 $12.5B Deposit Growth in Priority Markets(1) since 2019 Deposits(4) Mkt Share Rank $10.2 11.0% 3 $6.5 7.6% 5 $5.7 2.5% 7 $5.4 1.6% 13 $2.8 3.8% 6 $2.6 23.1% 1 $2.3 0.74% 16 $2.2 0.54% 20

14 Over the next 3 years, will invest in Talent across the Footprint in key areas of opportunity: By hiring and converting skilled Bankers with local market expertise Commercial and Middle Market Associates ~90 Increase in Middle Market, Small Business Relationship Managers, & TM Bankers Consumer and Wealth ~300 Reskilling Branch Sales Bankers to Focus on Small Business Opportunities ~300 Reallocating Branch Bankers to Optimized Markets with Greatest Growth Potential ~50 Incremental Mortgage Loan Originators ~30 Incremental Wealth Associates Revenue Enablement ~100 Incremental Revenue Enablement roles supporting existing Bankers, including bankers above. Note - Hiring initiatives remain on track: ~51 incremental bankers and revenue enablement roles have been added through 7/31/2025; ~75% complete with reskilling and reallocating Branch Bankers Investing in Banker Expansion (1) Provides bill payment, accounts payable and receivable, and invoice generation – streamlining all the tools needed to run a business. (2) Provides real-time cash management analysis for clients. (3) Identifies personalized solutions for small business owners. (4) Insights for mortgage lending officers. (5) Small Business defined as companies with $0M-$5M in annual revenue. Growth represents average deposit FY19 through FY24. (6) Dunn & Bradstreet. Priority markets include: Tampa, Orlando, Miami/SFL, Houston, Dallas/FW, Nashville, Atlanta, and Huntsville. Investing in People and Technology Growth: Expanding talent and capabilities in markets with greatest opportunity ☐ Core Modernization ☐ Commercial Loan System ☐ Deposit System ☐ General Ledger ☑ New Native Mobile App ☐ Small Business Digital Origination Platform Investments in Technology Personalization Powered by AI ☑ CashFlowIQ(1) ☑ CashFlow Advisor(2) ☑ SmallBusinessIQ(3) ☑ Mortgage Analytics Pro(4) Small Business Opportunity ~12M Small Business Companies in Regions' Footprint (~400k RF customers today driving $2.6B or 30% avg. deposit growth since '19; $1.1B or 41% within priority growth markets)(5)(6) ~5M in priority markets

15 Second Quarter Overview Continue to deliver consistent, sustainable long-term performance (1) Non-GAAP, see appendix for reconciliation. In certain instances no adjustments have been made and the resulting "adjusted" figure is therefore equal to the reported amount and no reconciliation has been provided. (2) Peers include CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION. Key Performance Metrics 2Q25 Reported Adjusted(1) Net Income Available to Common Shareholders $534M $538M Diluted Earnings Per Share $0.59 $0.60 Total Revenue $1,905M $1,905M Non-Interest Expense $1,073M $1,073M Pre-Tax Pre-Provision Income(1) $832M $832M Efficiency Ratio 56.0% 56.0% Net-Charge Offs / Avg Loans 0.47% 0.47% Return on Average Tangible Common Equity(1) 19.34% 19.48% Investments Driving Growth • On track with hiring incremental bankers and related revenue enablement roles in key identified areas of opportunity • Avg deposits grew more than 30% over the past 5 years, alongside top-quartile organic growth in avg loans versus peers(2) • Treasury Management revenue up 7% YoY • Wealth Management CAGR of 8.3% over past 6 years • Consistent top quartile growth in TSR, EPS, and TBV + dividends(2) • #1 in common dividend CAGR since 2018; while reducing peak common shares outstanding more than any other peer(2)

16 Diversified Lines of Businesses • Retail Banking Services • Mortgage • Home Improvement Financing • Commercial • Corporate & Institutional ◦ Corporate ◦ Real Estate ◦ Capital Markets • Treasury Management • Specialty Lending Businesses ◦ ABL ◦ Ascentium Capital ◦ Equipment Finance • Private Wealth Investment Management, Banking & Trust Services • Institutional, Corporate, & Philanthropic Investment Consultant Services • Investment Solutions for Retail Clients Consumer Bank Corporate Bank Wealth Management (1) Pie %'s exclude the pre-tax pre-provision income from the Other Segment totaling ($2) million. The Other Segment consists primarily of unallocated Treasury functions (securities portfolio and wholesale funding activities), as well as certain reconciling items necessary to translate management accounting practices into consolidated results. 47% 46% 7% 63% 35% 2% 30% 62% 6% 2% $832M $96B $129B Consumer Corporate Wealth Management Other 2Q25 Pre-tax pre-provision income(1) 2Q25 Average deposits2Q25 Average loans

17 Consumer Banking Group Driving growth and customer engagement through strategic investments (1) Regions Bank received the highest score among regional banks ($65B to $250B in deposits) in the J.D. Power 2020-2022, and 2024-2025 U.S. Online Banking Satisfaction Studies which measures customer satisfaction with financial institutions’ online experience for banking account management. Visit jdpower.com/awards for more details. (2) 2025 ACSI® Survey of customers rating their own bank. ACSI and its logo are registered trademarks of the American Customer Satisfaction Index LLC. For more about the ACSI, visit www.theacsi.org. (3) iOS app store rating. Industry leader in deposit cost while showing modest balance growth; Continued focus on preserving advantageous deposit mix Home equity production growth of 17% YTD driven by initiatives to capture improving consumer interest Credit card spend YoY growth of 5% in 2Q25 driven by account growth and higher spend per account 2Q25 average loan growth relatively stable YoY and vs 1Q25 Net charge-offs of 70bps for 2Q25; Down 1bp YoY and vs 1Q25 Continued strength in expense management Regions Bank is the highest-rated bank in Forbes’ newest list of the top 300 U.S. companies for customer service J.D. Power(1) ranked Regions Bank #1 in customer satisfaction among regional bank online experiences 5 of the last 6 years Regions has earned the No. 1 ranking for customer satisfaction among traditional banks in the 2025 American Customer Satisfaction Index (ACSI®) Finance Study.(2) Regions Bank ranked 2nd in American Banker’s list of top banks by reputation Regions Bank has been recognized as a Fannie Mae STARTM performer for the 8th consecutive year Top-decile in customer loyalty per Gallup 4.9 out of 5 Mobile app rating(3) Delivering Solid Customer Satisfaction & Loyalty Growing and retaining primary relationships by reskilling ~300 bankers to focus on small business opportunities and reallocating ~300 bankers to align talent depth with highest opportunity across key customer segments Delivering on localized strategies leveraging key sponsorships and campus activations including conducting ~6k financial education workshops in 2Q25 Digital channel YTD checking growth of 10% from digital funnel improvements Mobile App mobile users increased 2% YoY; New Mobile App launch complete improving the user experience and paving the way for further innovations Saved over 200k hours from centralizing processes so bankers can focus more on serving customers Strategic Investments Across The Business Continuing to Deliver Strong Results

18 Active credit risk and portfolio management remains a top priority ◦ NPLs of 1.15% decreased .12% vs. 1Q25 ◦ Classified Loans of 7.23% decreased .56% vs. 1Q25 Net charge-offs of 37bps for 2Q25(1) ◦ Core Business 30bps ◦ Ascentium 186bps Diversified Commercial Real Estate portfolio(2) that represents 16.5% of total loans outstandings: ◦ Office 1.4% of total loans outstanding Enhancing client soundness with fraud mitigation solutions and education Growing NIR +13% vs 2Q24, with Treasury Management up 7% and Capital Markets up 21% Treasury Management Revenue increased 7% vs. 2Q24, driven by client base growth of 10%(3) Capital Markets ex. CVA/DVA increased 21% vs. 2Q24 primarily driven by M&A advisory and loan syndication fees Client Liquidity is up 8% vs 2Q24, driven by growth in both on balance sheet and off-balance sheet options Non-Interest Expense focus in a low growth environment Profitability Executing our model of local + expertise to optimize clients' full cash conversion cycle, working capital, strategic advisory, & soundness around the balance sheet Expanding coverage through investing in Commercial and Treasury Management talent across priority and core markets Delivering an integrated Small Business approach with local & dedicated RM expertise complemented by digital omnichannel onboarding, origination, & self service Increasing Capital Markets penetration through growing Commercial Corporate finance and M&A coverage Amplifying expertise and developing specialized solutions to drive opportunistic areas of growth GrowthSoundness (1) Reflects Corporate Banking Group Segment results only; excludes Branch Small Business losses. (2) Total loans is representative of total bank, as of 6/30/25. (3) YoY Client Growth, June '25 to June ‘24 Corporate Banking Group Driving continued long-term performance for our clients & our shareholders

19 Showcasing our thought leadership; PWM Insights Emails focused on timely and relevant content showed a click-through rate (CTR) increase YoY; Institutional Services emails, grew CTR from 1.7% to 5.5% YoY HELOC utilization campaign resulted in $6M increase in client balances 86% of Institutional Services clients rated their overall satisfaction with the highest rating of a 5 or Completely Satisfied Driving Awareness through social media • Successful launch of social media platform integration for Wealth Associates • Digital impressions of 9M resulting in 25% YoY increase in Wealth Guides Private Wealth Management awarded two top of industry awards • Best Trust Services by a Private Bank • Best Wealth Planning Execution Record quarterly NIR(1) in 2Q25 with YoY growth of $10.3M, or 8%, driven by strong production and improved market conditions Assets Under Administration increased 3% QoQ driven by IM&T Sales and improved equity market conditions Grew Total Investment Services Assets +$2.4B or 12%, YoY 2Q25 Average Loans up 2% YoY driven by growth in Investor and Owner Occupied Real Estate, and Commercial Loans Delivered Strong Results GEN AI use case in demo environment. The Wealth Manager POC will reduce the manual collection of information by delivering efficiencies in workflows and AI generated summary reports to RAM Portfolio Management Group and Highland Associates Leveraging new tools to drive enhancements to Advisor CRMs leading to improvements in both experience and efficiency Introduced new cloud-based portal to improve infrastructure of existing and future WM applications Introduced new internal trading tool (Internal Trade Request) to small group of associates for testing; ITR will allow for a greater scale in execution of trade activities Strategic Investments & Data Analytics Customer Experience & Communication Wealth Management Group Focus on execution & investments to optimize the client and associate experience (1) NIR includes the top of company portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to WM.

20 Regions Receives Top Honors For the fifth consecutive year, Regions Bank was recognized as a 2025 Silver Status Military Friendly and Military Spouse Friendly Employer In 2025, Regions Bank was named a Gallup Exceptional Workplace Award Winner for Engagement for the 11th consecutive year. For the fifth consecutive year, Regions Bank was named a 2025 Best Place to Work for Disability Inclusion by the Disability Equality Index Regions Bank is the highest-rated bank on Forbes' 2024 list of Top 300 companies for customer service. Regions Bank is recognized by FORTUNE as one of America's most innovative companies. Regions Bank was ranked 1st among regional banks in JD Powers Online Banking Satisfaction StudySM . Regions Bank was recognized among American Banker's Top 20 Banks by Reputation in 2024. Regions Bank was among 12 banks, credit card companies and fintechs to be listed in USA Today's "Customer Service Champions." Regions was recognized by Governance Intelligence at the 2024 Corporate Governance Awards as Governance Team of the Year (small- to mid-cap) and Best Shareholder Engagement (small- to mid-cap). Regions Bank was recognized as a silver winner for Learning Marketer of the Year at the 2024 Degreed Visionary Awards In 2025, for the eighth consecutive year, Fannie Mae has recognized Regions Mortgage for excellence in loan servicing

21 Modernization & Innovation Next Gen Platforms Next Generation of Customer Experience and Core Banking and Data Platforms Modernization efforts began in 2021 with runway through 2027 to complete the overall program We deployed a new best-in-class mobile app for our customers on iOS and Android platforms. These technologies allow us to create a more engaging user interface that also opens up new ways to continually improve our app's product offerings and drive customer experience. AI-Driven Fraud Analytics Machine learning/artificial intelligence models that detect and prevent fraud to protect the customer, the bank and its shareholders Technology Practices and Ways of Working We are building tools and environment that empower engineering teams to build, test, and deploy secure, high- quality software efficiently and confidently – ultimately driving better business outcomes Modern Authentication Experience Securing Customer Trust by Safeguarding Client identities and organizational assets through efficient, reusable authentication solutions that support continued risk-aware growth Open Banking and Embedded Finance Delivering real-time integration of banking services into client’s ERP systems and enabling secure consumer- permissioned data sharing. Built on an API-first architecture, it streamlines cash flow management, enhances visibility, and empowers faster decisions-connecting businesses and consumers through seamless, secure financial experiences. Data Governance Adaptive data governance based on risk level to ensure continued confidence and trust in our data Empowered by Data & Innovation Regions remains competitive by reserving ~9–11% of revenue for technology spend ROSIE Personalized offering of products and services anticipating customer needs Regions360 Regions’ mission to Make Life Better is simple, customer focused, and demonstrated through Regions360, which puts customer focused culture into practice RCLIQ(1), Wealth IQ(2), & sbIQ(3) Empowering our Corporate, Wealth, and Consumer bankers with AI-driven insights to deliver personalized customer service Offer Tracker Leverage data & insights for a dynamic, engaging, and transparent customer journey to increase success of offers to drive bottom-line production while enhancing customer experience and retention rVoice Integrates customer feedback with institutional knowledge to measure customer experience by understanding customer's expectations, preferences, and aversions across various channels enabling us to drive improved customer satisfaction (1) RCLIQ is a machine learning based data product used by Corporate Banking Relationship managers to find new opportunities, predict share of wallet deepening activities as well as early warning of credit deterioration and attrition risk. (2) Wealth IQ is a machine learning based data product designed to provide better advice and guidance to wealth clients by delivering insights based on client activity, attrition alerts, and other opportunities. (3) sbIQ is a data product that delivers insights and recommendations about our small business clients to Retail associates using advanced analytics and machine learning models.

22 2.52 2.59 2.67 2Q23 2Q24 2Q25 3.85 4.74 5.22 2Q23 2Q24 2Q25 174 186 199 2Q23 2Q24 2Q25 23.6% 24.3% 24.4% 31.9% 31.3% 31.6% 44.5% 44.4% 44.0% Mobile ATM Branch 2Q23 2Q24 2Q25 74% 75% 78% 26% 25% 22% 2Q23 2Q24 2Q25 Growth in Digital Mobile Banking Log-Ins (Millions) Customer Transactions(2)(3) Deposit Transactions by Channel Mobile Banking Active Users (Millions)(1) Digital Non-Digital +36%+14% 27% 19% 25% 71% 80% 73% 2% 1% 2% Digital Branch Contact Center 2Q23 2Q24 2Q25 Consumer Checking Sales by Channel(4) Customer Satisfaction Zelle Transactions (Millions) Sales & TransactionsDigital Usage +6% (1) Total number of unique customers who have successfully authenticated and logged into the mobile app at least once within the last 90 days. (2) Digital transactions represent online and mobile only; Non-digital transactions represent branches, contact centers and ATMs. (3) Transactions represent Consumer customer deposits, transfers, mobile deposits, fee refunds, withdrawals, payments, official checks, bill payments, and Western Union. Excludes ACH and Debit Card purchases/refunds. (4) Includes cross-channel sales capabilities through digital banker dashboard applications. Additional fraud controls in digital channels placed in 4Q23. (5) Regions Bank received the highest score among regional banks ($65B to $250B in deposits) in the J.D. Power 2020-2022, and 2024-2025 U.S. Online Banking Satisfaction Studies which measures customer satisfaction with financial institutions' online experience for banking account management. Visit jdpower.com/awards for more details. Mobile App Online Banking(5) #1 in Customer Satisfaction for Regional Bank Online Experiences for five of the past six years Average 4.9 out of 5 rating from iOS app store users New Native Mobile App Launched

23 NII & Margin Performance NII propelled by balance sheet repricing and funding cost benefits (1) Market rate impacts include contractual loan, cash and borrowings repricing; fixed asset turnover at higher market rates; loan and securities spread migration; and securities premium amortization net discount accretion. (2) Securities actions include the impacts of the 1Q repositioning activity and 2Q balance additions. (3) Non-recurring items reduced 1Q25 NII mostly from a negative lease adjustment. (4) Other positive items in 2Q NII mostly from credit related interest recoveries and a quarter of lower loan hedge notional. (5) Measuring from 3Q24 interest-bearing costs and peak Fed Funds of 5.50%. $1,194 $1,259 Securities Actions(2) Additional Day Market Rates(1)/ Spreads 2Q25 1Q25 -1bp +3bps+5bps +$4M +$10M+$16MNII NIM +$6M -2bps $1,198 $1,206 $1,271 3.51% 3.52% 3.65% 2Q24 1Q25 2Q25 NII NIM +$65M Deposit Cost/ Balance FTE NII and NIM ($ in millions) NII Attribution ($ in millions) +5bps +$16M +$13M +3bps +13bps Other (4)1Q non- recurring(3) Drivers of NII and NIM • NII +5% QoQ; NIM increased 13bps to 3.65% • Elevated long-term interest rates increase new production fixed-rate asset yields ◦ 2Q Production minus runoff yield +140bps on ~$3B ◦ ~50% of fixed rate asset runoff in mortgage loans or securities with a greater than 6 year life, suggesting continued benefit • Continue to manage deposit costs lower, while supporting growth objectives ◦ 2Q cycle to date interest-bearing deposit beta(5) = 35% • Added $1B MBS to optimize returns of balance sheet ◦ Liquidity can be redeployed if loan growth accelerates

24 $49 $8 $(18) $(3) $2 • Front-book/back-book tailwind - $12B to $14B of annual fixed- rate loan production and securities reinvestment at 1.25% to 1.50% higher yields than those maturing is a primary driver of NII growth • Benefit from higher rates/steepening curve - remain modestly asset sensitive to middle/long-term rate changes given impact on production/reinvestment yields Qtr 1 Qtr 2 Qtr 3 Qtr 4 5yr UST +0.50% adds +$30M to +$35M full year vs forwards NII Positioning for Changing Rate Environment Mostly "Neutral" interest rate risk position • Hedging - offsets contractual floating rate exposure and creates a mostly neutral interest rate risk position, where more or less fed funds cuts will not be a material driver of NII variability • Key Assumption: Deposit Costs/Beta - need mid-30%s falling rate interest-bearing deposit beta to protect NII from fed funds cuts; potential to outperform over longer horizon assuming falling-rate deposit beta more consistent with that observed during rising rate cycle Adds Floating Rate Exposure Reduces Floating Rate Exposure (1) 6/30/25 balance sheet; Floating rate loans excludes mortgage ARMs. **Short-term tenors include all rate tenors 12 months and shorter; middle/long-term tenors include those beyond 1 year. Loans Cash $(32) Net Asset Hedges Debt (incl. Hedges) Beta-adjusted IB Deposits Residual Exposure Front-book / back- book benefit (current rate outlook) Floating Rate Balance Sheet Exposure(1) ($B) Future NII Benefit from Fixed-Rate Asset Turnover 5yr UST -0.50% -$30M to -$35M full year vs forwards Sensitivity to short-term rates Sensitivity to middle/long-term rates

25 Expectation: NII expected to grow in 2025, with fixed-rate asset turnover and funding cost management as the primary drivers • 3Q25 NII expected to be stable to modestly higher vs 2Q25, from positive asset turnover and day count, offset by the removal of 2Q nonrecurring items • 2025 NII expected to grow between 3 – 5%; NIM in the low to mid 3.60%s in 2H25, increasing trend continuing thereafter • Lower long-term interest rates / flatter yield curve (10-year below 4%) • Declining loan and/or deposit balances • Falling rate deposit beta below mid-30%s; decreasing non-interest bearing deposit mix 2025 NII(1) Expected Range and Assumptions Resilient NII expected to grow in 2025 under a wide range of possible outcomes (1) NII represents non-FTE Net Interest Income. ** No additional strategic/inorganic balance sheet changes included in 2025 expectations (e.g. securities repositioning). +5% +3% Current Outlook Upper End Lower End • ~4.35% 10-year U.S. Treasury yield and between zero and two fed funds cuts in 2025 • FY average loan balances stable to up modestly and deposit balances up modestly • Mid-30%s interest-bearing deposit beta; Non-interest bearing deposit mix stable in the low-30%s • Higher long-term interest rates / steeper yield curve (10-year 4.70% and above) • Accelerating loan and/or deposit balance growth • Falling rate deposit beta above mid-30%s; increasing non-interest bearing deposit mix Net Interest Income Trend ($M) NII 2025 NII Guidance Range 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $3,000 $4,000 $5,000 Return to long-term growth trajectory after post-pandemic normalization

26 • Balance sheet position naturally benefits from higher interest rates (i.e. asset sensitive), supported by ◦ Large floating rate loan mix ◦ Large, stable deposit base as evidenced over multiple rate cycles • Fixed-rate securities and receive-fixed hedges insulate the natural interest rate sensitivity in the balance sheet • Current interest rate risk profile is mostly neutral to changes in market interest rates ◦ 2.5 year asset duration ◦ 2.6 year liability duration Floating 50%Fixed 50% Deposits 82% Borrowings 3% Other 3% Equity 12% IB 57% NIB 31% Time 12% Loans 61%Securities 20% Cash 5% Other 14% Floating 33% Fixed (ex Hedges) 45% Fixed Hedges 22% $131B Loans(2)(3) $97B Balance Sheet Profile (As of June 30, 2025) Portfolio Compositions $159B Assets(1) Liabilities & Equity $159B Wholesale Borrowings(2) $5B Deposits (1) Securities includes AFS, the unrealized AFS loss, and HTM securities; cash represents interest-bearing deposits held with the Federal Reserve. (2) Additional hedging detail included on the "Hedge Strategy Update" slide. Excludes forward-starting derivatives (both forward starting cash flow hedges and forward starting fair value hedges on 2Q & 3Q 2024 debt issuances.) (3) ARM mortgage loans are included as floating rate loans.

27 Balance Sheet Positioning Advantage Strong deposit franchise and funding position provide an opportunity for flexibility and margin outperformance in an evolving rate environment **All balances are ending as of 6/30/25; Source: SEC reporting. Loan-to-Deposit Ratio 96% 87% 85% 83% 83% 82% 81% 80% 78% 76% 75% 74% 73% 72% Pe er 1 Pe er 2 Pe er 3 Pe er 4 Pe er 5 Pe er 6 Pe er 7 Pe er 8 Pe er 9 Pe er 1 0 Pe er 1 1 RF Pe er 1 2 Pe er 1 3 Non-interest Bearing (NIB) to Total Deposits 38% 37% 34% 31% 29% 26% 25% 24% 23% 22% 22% 19% 18% 17% Pe er 3 Pe er 7 Pe er 6 RF Pe er 4 Pe er 9 Pe er 1 1 Pe er 1 Pe er 2 Pe er 1 0 Pe er 8 Pe er 1 3 Pe er 5 Pe er 1 2 Peer Median: 79% Peer Median: 24% Total Liability Cost (%) 2.33 2.33 2.32 2.31 2.22 2.18 2.16 2.09 2.02 2.02 1.98 1.93 1.67 1.51 Pe er 5 Pe er 1 2 Pe er 2 Pe er 1 3 Pe er 1 Pe er 9 Pe er 1 0 Pe er 1 1 Pe er 3 Pe er 8 Pe er 4 Pe er 6 Pe er 7 RF Peer Median: 2.26% Time Series: NIB to Total Deposits 30.7% 24.2% RF Peer Median 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 20% 25% 30% 35% 40% 45% 50%

28 2.50% 5.50% 4.50% 0.82% 2.34% 1.99% 1.03% 2.94% 2.46% Fed Funds RF IB Deposit Cost Peer Median 1Q17 4Q17 3Q18 2Q19 1Q20 4Q20 3Q21 2Q22 1Q23 4Q23 3Q24 2Q25 —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% (1) Peers include CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION. (2) Retail CD maturities as of 6/30/2025; balances do not include future rollover Interest-bearing Deposit Costs vs. Peers(1) In t- Be ar in g De po si t R at es Regions' Deposit Pricing Deposit Pricing Outperformance Expected to Persist • Regions' deposit composition has led to repricing (betas) among the lowest in the peer group through multiple rising rate cycles • Consistent rate seeking behavior across the last two cycles • Ability to reprice deposits lower with market rate declines, consistent with mid-30% performance to-date and amount necessary to protect NII ◦ Potential to outperform over time as CDs mature and reprice lower $3.0 $5.2 $2.0 $1.0 $0.3 3.7% 3.8% 3.2% 3.2% 2.5% Volume $B Rate 3Q25 4Q25 1Q26 2Q26 3Q26 Retail CD Maturities (as of 6/30/2025)(2) 2.34% 2.13% 2.02% 1.99% Qtrly Int-Bearing Rates 3Q24 4Q24 1Q25 2Q25 1.90% 2.00% 2.10% 2.20% 2.30% 2.40% 2Q cycle to date interest-bearing deposit beta = 35% Interest-bearing Deposit Cost Trend

29 % o f 2 Q 25 E nd in g In te re st -B ea rin g De po si ts Interest-bearing Deposits: $90.7B (labels represent % of IB Deposits) Interest-Bearing Deposit Mix Composition of deposit book affords ability to maintain cost advantage if rates continue to decline; When combined with hedges, creates a well protected margin Low-Beta / Low-Cost(3)Market Priced & CD Maturities(1) (1) Includes deposits with a rate above 350bps and corporate sweep deposits as well as time deposits maturing in the coming 6 months; any time deposits with a rate above 350bps are included in this cohort. (2) Comprised of deposits with a rate between 100-350bps and time deposits maturing in the next 6 to 12 months. (3) Includes deposits with a rate below 100bps and time deposits with a remaining maturity of more than 12 months. Mid-Beta / Mid-Cost(2) Time Deposits All Other Interest-Bearing Deposits36% 17% 22% 42% • Accounts expected to reprice with market rates, plus near term CD maturities (incl. indexed deposits) • More than 85% of CDs mature within the next 9 months • Beta in falling rates: 80%-100% • Accounts with an intermediate rate • Beta in falling rates: 20-30% • Mostly Consumer/Wealth low rate stable accounts with small account size & customer longevity ◦ $13K avg account balance ◦ Avg acct open for 14+ yrs • Beta in falling rates: 0-10%

30 Net Interest Margin History Generating consistent, sustainable, long-term performance Learned lesson from outsized credit and rate exposure in GFC; have used hedges to achieve NIM protection and outperform peers Net Interest Margin (NIM)1 Through the Interest Rate Cycle Fed Funds Target Rate & Regions' Interest Rate Risk Positioning Periods of abnormal monetary policy accommodation justify the need for an elevated risk profile given a higher probability of rising interest rates Underperformance given elevated rate risk exposure and other correlated risks Outperformance given hedging portfolio and balance sheet management Pandemic Maintained stable Adj NIM1 (~40bps outperformance worth ~$500mm annual NII) Rising Rates Retained ability to benefit, expanding outperformance vs. peers Peak Rate Reduced rate exposure to maintain performance vs. peers (~50bps worth ~$700mm annual NII) (1) Given the impact to NIM across the industry from elevated pandemic-related cash, Regions and peer NIMs have been adjusted to exclude surge cash above 4Q19 levels from 1Q20 to 2Q22. Peers include CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION.

31 Fair Value Hedging - Focused on decreasing AOCI volatility in the AFS portfolio • Added $0.7B in spot-starting pay-fixed swaps (3.6%)(4) with avg maturity in 2032 • Added $0.3B in 2029 avg starting pay-fixed swaps (4.0%) with avg maturity in 2033 to shorten duration on reinvestment securities 2025 2026 2027 2028 2029 2030 2031 $21.5B $21.5B $20.2B $15.7B $10.8B $10.1B $5.1B $3.4B $3.7B $3.7B $3.3B $3.0B $3.0B $2.9B $18.1B $17.8B $16.5B $12.4B $7.8B $7.1B $2.2B Asset Hedge Notional - (1) Floating rate leg of swaps vs overnight SOFR. (2) Net Asset Swap Position equals Receive-Fixed Cash Flow Swaps - Loans minus Pay-Fixed Fair Value Swaps - AFS Securities. (3) Collars use short interest rate caps to pay for long interest rate floors; weighted avg. floor of 1.86%, weighted avg. cap of 6.22%. (4) Cash flow swaps typically have a different day count convention than fair value swaps, resulting in a lower fixed rate. (Q ua rt er ly A vg ) 3.01% 3.08% 3.17% 3.32% 3.55% 3.56% 3.58% 3.80% 3.70% 3.70% 3.71% 3.72% 3.73% 3.72% (A nn ua l A vg ) as of 6/30/2025 2Q25 3Q25 4Q25 1Q26 Receive-Fixed, Cash Flow Swaps - Loans $20.9B $21.6B $21.5B $22.0B Pay-Fixed, Fair Value Swaps - AFS Securities $3.5B $3.7B $3.7B $3.7B Net Asset Swap Position(2) $17.4B $17.9B $17.8B $18.3B Cash Flow Swap Receive Rate(1) 3.04% 3.05% 3.04% AFS Fair Value Swap Pay Rate(1) 3.70% 3.70% 3.70% $2.0B $2.0B $2.0B $1.0B $0.0B $0.0B $0.0BCash Flow Collars - Loans(3) $2.0B $2.0B $2.0B $2.0B Hedging Strategy Update Mostly "neutral" rate risk position protects margin & decreases capital volatility Cash Flow Hedging - Focused on decreasing NIM volatility • Added $0.5B in January 2026 starting received-fixed swaps (3.4%)(4) to offset interest rate risk associated with fair value, AOCI hedges • After quarter end, $2.0 billion forward starting receive fixed swaps beginning in January 2028 and maturing in January 2033 were added at a receive rate of 3.7% 2Q25 Asset Hedging Activity - Receive-Fixed, Cash Flow Swaps - Loans Cash Flow Collars - Loans(3) Pay-Fixed, Fair Value Swaps - AFS Securities Net Asset Swap Position(2)

32 • Transferred $1B of AFS securities into HTM(3) • Increased portfolio size by $1B • Reinvestment of paydowns/maturities accretive to portfolio yield by ~1.7% • Portfolio constructed to protect against changes in market rates ◦ Duration of ~4.1 years (AFS ~3.7 years) as of 6/30/2025; provides offset to long-duration deposit book ◦ ~24% of securities in the portfolio are bullet-like (CMBS, corporate bonds, agency bullets, and USTs) ◦ MBS mix concentrated in less sensitive prepayment collateral types: lower loan balances, seasoning, and state-specific geographic concentrations • 98% US Government or Agency guaranteed ◦ ~$540M high quality, investment grade corporate bond portfolio is short- dated (<2.0 year duration) and well diversified across sectors and issuers ◦ The Agency CMBS portfolio is guaranteed by government agencies and is collateralized by mortgage loans on multifamily properties • 82% classified as Available-for-Sale; 18% Held-to-Maturity Agency/UST 8% Agency MBS 74% Agency CMBS 16% Corp Bonds 2% Securities Portfolio Provides downside rate protection/liquidity Securities Portfolio Composition(1) $32.3B Securities AOCI Burn Down and Impact to CET1(2) AO CI L os s ( $M ) Cum ulative CET1 Im pact806 656 534 677 619 521 $1,483 $1,276 $1,055 —% 0.17% 0.34% AFS HTM CET1 Impact 6/30/2025 YE 2025 YE 2026 $— $500 $1,000 $1,500 2Q25 Activity AFS, 82% HTM, 18% (1) Includes AFS securities, the $1.08B unrealized AFS loss, and HTM securities as of 06/30/2025. (2) Estimated Tax-Adjusted AOCI, current portfolio, market forward interest rates, and Risk Weighted Assets as of 06/30/2025. (3) HTM transfer disclosed in 03/31/2025 earnings materials. $32.3B

33 • AOCI associated with unrealized securities gains/ losses is expected to be included as a part of CET1 once B3E rules are finalized (with phase in) ◦ Given Regions’ long duration deposit base, asset duration strategies will still be needed to mitigate inherent interest rate risk exposure • Various strategies may be implemented to reduce capital volatility in the future, including: • Current AOCI at risk in AFS in +/- 100 shock is ~$730M or ~59bps of CET1, down from ~88bps in Q3 2024 ▪ $7B HTM portfolio ; HTM now ~20% of securities portfolio (pre-transfer amortized cost) ▪ $3.9B Notional of Pay Fixed Fair Value swaps vs securities (mostly offset with Receive Fixed swaps vs loans to maintain desired sensitivity) • Monetizing Held-to-Maturity securities through collateralized deposits Tactic Implementation 1) Held to Maturity (HTM) Designation Migrate AFS securities or add new purchases in HTM Will continue to migrate towards targets over time; timing dependent on rate entry point and regulatory clarity (i.e. timing / HTM treatment); holding elevated capital in interim 2) Shorter Duration AFS Portfolio • Bond selection • More fair value hedging in portfolio (1) (1) Fair value hedging includes pay fixed swaps and other strategies currently in development, with the balance sheet duration likely offset through the addition of offsetting cash flow hedges against floating rate loans. (2) Information as of 06/30/2025; AOCI in CET1 (No AFS Opt Out) includes AOCI related to AFS, HTM and Pension related obligations; Source: Call Reports, RC-R and RC-B. Peer set includes: CMA, CFG,FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION (3) Total After Tax AOCI excluding CF Hedges as of 06/30/25 Securities Portfolio - AOCI Management Positioned to manage level/exposure lower over time -3.1% -3.1% -2.0% -1.8% -1.6% -1.6% -1.6% -1.5% -1.5% -1.5% -1.4% -1.2% -1.0% 0.1% AOCI in CET1 (No AFS Opt Out) Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 RF Peer 1 0 Peer 1 1 Peer 1 2 Peer 1 3 -4.0% -3.0% -2.0% -1.0% —% 1.0% Adj. AOCI in CET1 as % of Risk Weighted Assets(2) 06/30/2025 5yr UST C E T1 A O C I 9.84% 9.55% 9.41% 9.26% 9.12% 8.97% 8.68%(1,153) (1,520) (1,703) (1,886) (2,070) (2,253) (2,620) CET1 AOCI ($mm) 2.80% 3.30% 3.55% 3.80% 4.05% 4.30% 4.80% 8.00% 9.00% 10.00% (3,000) (2,000) (1,000) — CET1 Including AOCI Sensitivity(3) 06/30/2025

34 QoQ Highlights & Outlook • NIR increased 5% on an adjusted(1) basis and 9% on a reported basis, which included $25M pre-tax loss on securities repositioning in 1Q which did not reoccur • Service charges decreased ~6%, due primarily to Treasury Management seasonality • Wealth Management income up 3%, marking another record quarter driven by strong sales activity and continued growth in client relationships • Card & ATM fees increased 7%, benefiting from seasonally higher transaction volume • Capital markets (Ex CVA) increased 5% attributable to higher M&A advisory income and real estate related activity; Expect 3Q25 revenue to be in the $85 – $95M range • Mortgage income up 20%, primarily driven by a $13M favorable MSR valuation adjustment • Expect FY25 adjusted non-interest income to grow between 2.5 – 3.5% vs PY $595 $615 $646 2Q24 1Q25 2Q25 ($ in millions) Change vs 2Q25 1Q25 2Q24 Service Charges – Consumer(2) $90 (6.3)% (5.3)% Service Charges – Corporate(3) $60 (6.3)% 11.1% Wealth Management Income 133 3.1% 9.0% Card and ATM Fees 125 6.8% 4.2% Capital Markets (Ex CVA/DVA) 85 4.9% 21.4% Mortgage Income 48 20.0% 41.2% Non-Interest Income (1) Non-GAAP; see appendix for reconciliation. (2) Consumer overdrafts typically represent approximately half of these amounts each quarter. (3) The majority of these amounts relate to Treasury Management (TM) activities and typically represent approximately two-thirds of total TM revenue each quarter. $545 $590 $646 2Q24 1Q25 2Q25 Non-Interest Income ($ in millions) Adj. Non-Interest Income(1) ($ in millions)

35 Track Record of Expanding Fee-Based Services Proven Non-Interest Income ResiliencyAdjusted Non-Interest Income(1) Diversified revenue growth through expanded fee-based services (1) Non-GAAP; see appendix for reconciliation. Amounts disclosed in years 2024-2016 represent the initial amounts reported in the Company's Segment footnote in the Annual 10-K. Amounts disclosed in years 2015-2012 represent the latest year disclosed in the Company's Annual 10-K with some additional adjustments applied to represent the dynamic nature of segment reporting in order to arrive at amounts comparable to segments as currently viewed by management. Amounts in 2011 could not be recast due to lack of available data to create comparable segment disclosures. (2) Highland Associates acquired in 2019; Contributed $8M of NIR in 2024. ($ in millions) Capital Markets • Post the sale of Morgan Keegan in 2012, expanded the business through: ◦ Organic Product Growth: Debt & Capital Raising, Financial Risk Management, Real Estate ◦ Acquisitions: BlackArch – M&A, Clearsight – M&A, Sabal – Agency Small Balance & Servicing Platform Treasury Management • New product development continues to be an annual priority and amounts to ~20% of annual core TM revenue • Global Trade Finance revenue grew an average of 9.5% annually from 2019-2024 through acquisition of new clients and growth of existing relationships Wealth Management • Divestiture of RIG in 2018 reduced WM NIR ~($140M) annually; 2024 Investment Services and Investment Management & Trust Fees are up $188M vs 2018 (96% Organic(2)); 6-year CAGR of 8.3% • Acquisitions: Highland Associates(2) Consumer • Purchased a $1B credit card portfolio in mid-2011 • Organic growth in the debit card portfolio • Since 2011 expanded mortgage servicing revenue through bulk and flow MSR acquisitions totaling $80B Strategic investments & enhanced client capabilities have generated over $1B in additional revenue since the global financial crisis (GFC), more than overcoming ~$600M of lost revenue • The enactment of Regulation E and debit interchange legislation post GFC had a combined ~$300M negative impact • Overdraft fees have declined ~$300M since 2011, due primarily to customer-friendly enhancements • Evaluating proposed rules impacting Overdraft Fees & Debit Interchange Caps Corporate Consumer Wealth Other Consolidated 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 $2,001 $2,473

36 Capital Markets Growing products & services that our clients value Our associates delivered results • 2Q25 Capital Markets revenue ex. CVA/DVA of $85M up 5% vs 1Q25 attributable to higher M&A advisory income and real estate related activity • Capital Markets revenue ex. CVA/DVA range expected to be $85M-$95M per quarter in the near-term with expectations of growing to $100M Capital Markets Product Solutions Real Estate • Multi-family loan origination & distribution ◦ Fannie Mae ◦ Freddie Mac ◦ HUD • All property types loan origination & distribution • Low income housing tax credit distribution Financial Risk Management • Interest Rate Derivatives • Commodity Derivatives • Foreign Exchange Debt & Capital • Loan syndication • Sponsor coverage • Loan sales & trading • Public and private capital raising Client Coverage Areas • Corporate Banking • Commercial Banking • Commercial Real Estate • Specialized Industries • Wealth Management Capital Markets Annual Revenue (Ex. CVA/DVA)(1) Mergers & Acquisitions • M&A Advisory Services (1) $'s in millions. Prior to 2018, Capital Markets Fee income was labeled as "Capital Markets Fee Income and Other". $65 $101 $151 $159 $201 $188 $263 $323 $303 $272 $354 $166 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Jun YTD 2025

37 +7% Treasury Management Revenue(1) +10% Portfolio of Treasury Management Clients(2) +14% Digital, Payment & Integrated Services Revenue(3) +31% Global Trade Services Dollar Volume(4) Continually Investing in Technology First in the marketplace to launch Visa Commercial Pay-Mobile to provide improved expense tracking and a simplified travel solution Providing real-time cash management analysis for clients with our Cash Flow Advisor tool Added Xpress Connect as a secure print and electronic communications tool to the integrated billing and payments platform, BillerXchange, to provide clients with efficient invoicing and communication capabilities Simplifying cash management for small to mid-size businesses with the launch of CashFlowIQ, offering accounts payable, accounts receivable, invoicing, and bill payment solutions Introduced Embedded ERP Finance, which allows clients to immediately access and review financial accounts and data in real- time within their own ERP platforms. The ability to make payments will be added in the near future. Advising clients on potential fraud risks and available treasury management mitigation solutions and best practices Treasury Management Clients optimize cash flow and manage risk with Treasury Management solutions Global Trade Finance • #1 SBA Export Lender for 5 Consecutive Years • EX-IM Bank Lender of the Year 2020 & Deal of the Year 2022 • SBA Export Working Capital Lender of the Year (2022 & 2019) • Highest Delegated Lender Authority • EX-IM Medium Term Note Financing • Export Working Capital Preferred Lender 2023 Greenwich Excellence Awards - National Winner in Cash Management (1) YoY Treasury Management Revenue Growth, 2Q25 to 2Q24. (2) YoY Client Growth, June ‘25 to June ‘24. (3) YTD Digital, Payment & Integrated Services Revenue, June '25 to June '24. (4) YTD Trade Services Dollar Volume Growth, June ‘25 to June ‘24. Small Business Banking: • Customer Service • Overall Satisfaction with Cash Management Specialist Middle Market Banking: • Customer Service • Overall Product Capabilities • Making Commercial Payments Easier Earning Recognition for Excellence Steadily Growing our Treasury Management Business 2024 Presidential Award For Excellence In Supporting Exports Regions is the only bank to receive the President's "E" Award for Export Service in 2024.

38 Wealth Management NIR(1) ($ in millions) The Voice of the Regions Wealth Client • Continued Strength. Institutional Services Voice of the Client metrics remain strong: ratings on all key loyalty metrics rose compared to prior year. These results are driven by an increase in 5-star scores from clients who are fully satisfied with their consulting team and experience. ◦ The primary indicator of client satisfaction is the Relationship Management Index, or RMI. For 2025, the RMI rose by 4 points and stands at 87% - up from 83% last year. • Impact of the Team. ◦ Clients are very satisfied with their team – 93% of clients gave their primary point of contact a 5-star rating. The majority of clients identified their Relationship Consultant as their primary point of contact. ◦ Satisfaction with other contacts also showed growth. When asked how satisfied clients were with their Portfolio Manager 93% scored completely satisfied, 2% higher than 2024. • Focus on Action. Piloted new Voice of Client survey to Investment Solutions clients.Expansion of the survey to come in 2H 2026. The Client Experience Every client is unique and deserves a tailor-made path to confidently reach their evolving financial goals. Wherever you are, and wherever you are going, we offer a dedicated team, specialized expertise, and investment guidance to help you manage and grow wealth. • Managing Wealth for Individuals and Institutions • Advice & Guidance / Planning / Consultative Approach • Solutions: Wealth Planning, Retirement Planning, Trust & Estates, Digital Investing, Natural Resources & Real Estate, Philanthropic Solutions, Investment Management, Funeral Trust, Custody, Escrows, Corporate Trusts, Business Succession, Brokerage and Life Insurance $306 $322 $337 $382 $419 $451 $495 $235 $243 $253 $278 $297 $313 $338 $71 $79 $84 $104 $122 $138 $157 Investment Management & Trust Fees Investment Services Fee Income 2018 2019 2020 2021 2022 2023 2024 (1) WM NIR does not include the top of company portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the WM segment. (2) YoY comparisons as of June 25' unless otherwise noted. (3) Client Assets consists of AUA, Brokerage Assets and Annuity Assets. (4) May 25' vs. May 24'; Total WM Relationships consists of Total Private Wealth Households, Institutional Accounts, and Investment Services Accounts. Wealth Management Specialized expertise and tailored investment guidance to manage and grow wealth 8.3% CAGR Growing our Wealth Management Business(2) +1% Total Client Assets(3) +8% Total WM Relationships(4) +9% WM NIR(1) The Value We Bring To Our Clients

39 Mortgage Remains a key component of fee revenue (1) Mortgage Bankers Association – June 2025 Forecast. (2) Includes residential owned portfolio and serviced for others. (3) MBA/Stratmor PGR FY24. Mortgage Income ($ in millions) Strong Performance Industry-Leading Low-Cost Servicer Delivery Efficiency • Mortgage Income: $88M YTD25; $146M FY24 • Portfolio 757 Avg. FICO | 52% current LTV • $408K Avg. New Loan Size • Production exceeds market in percentage of purchase production volume at 83% in 2Q25 vs 67% for the industry(1) • $86B servicing portfolio(2) as of 2Q25 with appetite for future growth • $1.0B in MSRs acquired in 1H2025 with flow purchases • Importance of Scale: Servicing fees help offset production declines in elevated rate cycles • Servicing expense 22% lower than peer average(3) • 24% lower origination and fulfillment cost than peer average(3) • Omnichannel capabilities & partnership with retail bank create competitive advantage $137 $163 $333 $242 $156 $109 $146 $88 Production Revenue Servicing and MSR/Hedge Revenue 2018 2019 2020 2021 2022 2023 2024 2025 YTD

40 $1,004 $1,039 $1,073 57.6% 57.9% 56.0% Non-interest expense Efficiency ratio 2Q24 1Q25 2Q25 QoQ Highlights & Outlook • NIE increased 3% on a reported basis and 4% on an adjusted basis(1), driven primarily by a 5% increase in S&B ◦ S&B impacted by 1 additional work day, a full quarter of merit, higher revenue-based incentives, & ~$16M increase attributable to HR asset valuation adjustment; FTE associate headcount increased ~100 QoQ • Marketing expenses down 13% QoQ; expect increase from 2Q level as we focus on growth in priority markets • Expect FY25 adjusted NIE (inclusive of investments) to be up between 1 – 2%; Expect to generate full year adjusted positive operating leverage in the 150 – 250bps range $1,032 $1,035 $1,073 $22 $— 57.6% 56.8% 56.0% Adjusted non-interest expense Incremental operational losses Adjusted efficiency ratio 2Q24 1Q25 2Q25 Non-Interest Expense (1) (1) Non-Interest Expense ($ in millions) Adj. Non-Interest Expense(1) ($ in millions) $3,387 $3,419 $3,434 $3,443 $3,541 $3,698 $3,886 $4,262 $4,227 $135 $22 Adjusted non-interest expense Incremental operational losses Include expenses associated with acquisitions 2016 2017 2018 2019 2020 2021 2022 2023 2024 2.8% CAGR Adj. Non-Interest Expense(1) ($ in millions) (1) (2) (1) Non-GAAP; see appendix for reconciliation. (2) 2Q20 acquisition of Ascentium Capital and 4Q21 acquisitions of EnerBank, Sabal Capital Partners, and ClearSight Advisors.

41 Efficiency Ratio vs. Peers 2Q25 Efficiency Ratio vs. Peers 2Q25 YTD Efficiency Ratio vs. Peers 52.7% 54.6% 55.6% 55.8% 56.3% 57.1% 57.5% 58.2% 59.1% 59.2% 62.4% 62.7% 64.4% 64.8% Peer 1 Peer 2 RF Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 52.9% 54.7% 56.1% 56.8% 58.1% 58.2% 58.3% 58.3% 59.0% 60.3% 63.0% 64.6% 66.4% 67.4% Peer 1 Peer 2 RF Peer 5 Peer 3 Peer 6 Peer 7 Peer 4 Peer 8 Peer 9 Peer 10 Peer 11 Peer 13 Peer 12 (1) Efficiency ratios per S&P Global Market Intelligence. Peers include CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB and ZION.

42 QoQ Highlights & Outlook • Avg loans remained stable while ending loans grew 1% • Avg business loans remained stable; 2% growth in ending balances driven by C&I and real estate ◦ Growth within C&I was led by financial services and manufacturing, while real estate growth was driven by funding for previously approved multi-family projects • Pipelines up 17% YoY and commitments up 1%; Utilization rates remain below historical norms, positioning us for growth as the macro backdrop improves • Avg and ending consumer loans remained relatively stable, as growth in avg credit card and home equity was offset by modest declines across other categories • Expect FY 2025 average loan balances to be stable to up modestly, compared to 2024 $97.5 $95.7 $96.7 $64.2 $62.9 $63.8 $33.3 $32.8 $32.9 2Q24 1Q25 2Q25 $97.3 $96.1 $96.1 $64.0 $63.1 $63.2 $33.3 $33.0 $32.9 2Q24 1Q25 2Q25 Average Loans & Leases ($ in billions) Business LoansConsumer Loans Ending Loans & Leases ($ in billions) Loans Poised for growth

43 $49.0 $4.9 $0.3 $6.8 $2.2 Commercial and Industrial CRE Mortgage - OO CRE Construction - OO IRE - Mortgage IRE - Construction 2Q25 Average Loan Composition $20.0$5.5 $6.0 $1.4 Mortgage Home Equity Other Consumer Consumer Credit Card Average Consumer Loans ($ in billions) $32.9B Average Business Loans ($ in billions) $63.2B

44 Consumer Lending Portfolio • Avg. origination FICO 757 • Current LTV 52% • 99% owner occupied • 2Q25 QTD NCO 0.00% • Avg. origination FICO 760 • Current LTV 37% • 59% of portfolio is 1st lien • Avg. loan size $34,780 • $88M to convert to amortizing or balloon during 2025 • 2Q25 QTD NCO (0.04%) • Avg. origination FICO 779 • Avg. new loan $13,338 • 2Q25 Yield 7.82% • 2Q25 QTD NCO 1.78% • Avg. origination FICO 775 • Avg. new line $9,334 • 2Q25 Yield 14.24% • 2Q25 QTD NCO 4.24% 5% 5% 5% 4% 10% 6% 7% 15% 9% 82% 68% 78% 2% 2% 2% Cons R/E secured Cons non-R/E secured Total consumer Not Available Above 720 620-680 Below 620 681-720 Consumer FICO Scores(1) (1) Refreshed FICO scores as of 06/30/2025. Consumer R/E secured balances comprise 78% of the Consumer portfolio while Consumer non-R/E balances comprise 22% of the Consumer portfolio. (2) Regions' Home Improvement Financing was formerly known as EnerBank. Residential Mortgage Consumer Credit Card Home Equity Home Improvement Financing(2)

45 Ascentium & Home Improvement Financing (1) Key portfolio metrics were provided with the company's original acquisition announcement on Form 8-K dated February 27, 2020. (2) Regions' Home Improvement Financing previously known as EnerBank. Key portfolio metrics were provided with the company's original acquisition announcement on Form 8-K dated June 8, 2021. (3) Represents ending loan balance from June 2020 to June 2025. 2Q25 Ascentium Capital Home Improvement Financing 2Q Average Balances $2.7B $5.1B 2Q Portfolio Yield 8.4% 7.9% 2Q Going-on Yield 10.6% 9.7% 2Q NCOs 1.86% 1.78% Ascentium Capital(1) Origination Growth • Since acquisition, Ascentium Capital has grown by 42%(3) • 60% of branches are actively offering Ascentium solutions • In-footprint opportunities exist with the over 400k Small Business customers currently banked within the Consumer Branch network • Contributing to strategic growth are transactions originated through cross- marketing relationships with Commercial Banking, Branch Small Business, and Home Improvement Finance Credit • Instilled risk based pricing • NCOs have reverted to pre-pandemic levels and delinquencies have been range bound Production • 2Q25 up 11% from the prior year quarter Home Improvement Financing(2) Credit • Prime/Super-prime focus has resulted in a strong portfolio credit profile; average FICO of 755 Growth Opportunities • Continue to focus efforts on leveraging relationships across the organization to drive growth opportunities through referrals and enhanced value proposition. Strong Pipeline • Strong existing relationships provide a base of consistency while continuing to focus on adding high quality independent contractors and program sponsors. Production • 2Q25 loan production increased 12% over Q1, but was still challenged by competitive and economic pressures. The high cost of home improvement jobs coupled with higher financing costs remain headwinds for growth, while prudent risk management and pricing discipline ensures that loan origination is resulting in high- quality, profitable loans.

46 All Other Commercial 3.5% Investor Real Estate 14.3% Financial Services 12.6% CRE Unsecured, including REITs 10.8% Govt. Education 9.9% Consumer Services 8.6% Technology Services 6.2% Manufacturing 8.3% Energy 2.4% Agriculture .3% Utilities 3.2% Business Services 7.5% Distribution 7.2% Healthcare 5.2% Highly Diversified Business Portfolio (Outstanding balances as of June 30, 2025) $63.8B(1) (1) Balances as of 6/30/2025. (2) CRE Unsecured consists 71% of REITs. (2)

47 Commercial Real Estate (Outstanding balances as of June 30, 2025) Highly Diversified Portfolio (IRE including Unsecured CRE) (1) Excludes $5.2B of Owner-occupied CRE whose source of repayment are individual businesses, and whose credit performance resembles Commercial during periods of stress. (2) Based off 03/31/2025 Risk Based Capital estimate. Supervisory limits in the December 2006 joint regulatory issuance "Guidance on Concentrations in Commercial Real Estate Lending, Sound Risk Management Practices". Res. Homebuilders 8.2% Other 2.6% Hotel 4.7% Healthcare 7.8% Retail 8.6% Residential Land 0.4% Office 8.3% Data Center 1.7% Diversified 11.0% Industrial 14.3% Commercial Land 0.3% Self Storage 2.1% Apartments 30.0% $16.0B $ in billions % of Total Loans Unsecured CRE (incl. REITS) $ 6.9 7.1 % IRE 9.1 9.4 % Total(1) $ 16.0 16.5 % Yearly Loan Maturities 1% 15% 32% 29% 15% 6% 2% Multi-Family Office Other Real Estate Total Real Estate Matured 2025 2026 2027 2028 2029 >5years $— $1,000 $2,000 $3,000 Office 3% Data Center 4% Diversified 16% Apartments 6% Hotel 12% Industrial 26% Other 5% Self Storage 6% Retail 22% REITs within Total: $5.0B Key Portfolio Metrics • Unsecured loans for RE purposes generally have low leverage, with strong access to liquidity ◦ 62% of REIT outstanding balances are investment grade or mapped to an IG risk rating, which provides loss insulation to the overall portfolio ◦ Balance of remaining unsecured is primarily to institutional RE Funds backed by predominantly IG sponsors • Total IRE (incl unsec. CRE) to Risk Based Capital(2): 105% and Construction, Land, and Acq. & Dev. to Risk Based Capital: 20% are well below supervisory limits (300%/100%)

48 CRE- Office Portfolio (Outstanding balances as of June 30, 2025) (1) $ in Millions. Amounts include IRE and CRE Unsecured loans but exclude Held For Sale loans. Metrics represent 06/30/2025 results except for charge-offs, which reflects results for the 6 months ended June 30, 2025, annualized, based on average balances. NPL & ACL percentages are based on Portfolio totals. (2) Stressed LTV based on GreenStreet's Commercial Property Price Index as of July 7, 2025; applied the "Recent Peak" discount to properties where the latest appraisal is >1 year (37% discount); applied the "Past 12 Months" discount to properties where an appraisal occurred within the last year (0% discount). (3) Includes matured balances. (4) Comprised of REITs and business banking borrowers. • Business Offices secured = 90% / unsecured = 10% • IRE WA LTV 70% (based on appraisal at origination or most recent received); Stressed IRE WA LTV 86% using GreenStreet(2) • 59% of secured outstanding IRE balances are located in the South of which 86% is Class A • Investment Grade tenants make up 77% of Single Tenant IRE balances • For Office loans maturing in the next 12 months, properties are 87% leased on average (84% occupied) • $680M or approximately 52% of total Office balances will mature in the next 12 months(3) • Rents have reduced slightly or remain flat from pre-COVID levels while capital costs (i.e., tenant improvements) and rent concessions are high, contributing to a substantial decline in net effective rents Key Portfolio Metrics(1) Balances $1,320 % of Total Loans 1.4% NPL $213 NPL / Loans 16.2% Charge-offs $20 Charge-offs / Loans 2.8% ACL $112 ACL / Loans 8.5% Ongoing Portfolio Surveillance 58% 42% Multi-Tenant Single Tenant 83% 17% Class A Class B Investor Real Estate Office Portfolio Overview 80% 20% Suburban Urban ACL Rates Single Tenant Multi Tenant Miscellaneous(4) 4.7% 15.0% 2.4%

49 Transportation - Trucking (Outstanding balances as of June 30, 2025) (1) $ in Millions. Metrics represent 06/30/2025 results except for charge-offs, which reflects results for the 6 months ended June 30, 2025, annualized, based on average balances. NPL & ACL percentages are based on Portfolio totals. Metrics are inclusive of the Ascentium portfolio. Key Portfolio Metrics(1) Balances $1,433 % of Total Loans 1.5% NPL $114 NPL / Loans 8.0% Charge-offs $42 Charge-offs / Loans 6.1% ACL $95 ACL / Loans 6.6% • Trucking operators entered 2025 with optimism, expecting freight volumes to rebound; however, economic challenges have resulted in operators pushing out their forecasts for a recovery as demand remains relatively low • While the Trucking industry has experienced marginal improvement in 2025, inconsistent volumes resulting from tariff policies and rising operating costs have made profitability more challenging • Our origination strategy is focused on limiting new volume, especially for smaller trucking deals at this point in the cycle while also proactively managing risk and meeting the credit needs of existing clients Ongoing Portfolio Surveillance

50 QoQ Highlights & Outlook • Avg deposits increased over 1%; Ending deposits remained relatively stable • Positive deposit trends continued across both core and priority markets; Targeted acquisition strategies had good traction, resulting in positive consumer growth in every priority market • Corporate Banking Group continued to drive solid performance, with avg balances up more than 2% • As expected, overall deposit costs trended lower despite IB growth; NIB mix steady in low 30% range • Expect FY 2025 avg balances to be up modestly compared to 2024 $126.6 $131.0 $130.9 $80.1 $80.6 $80.0 $36.5 $39.7 $40.1 $7.4 $7.8 $7.3 $2.6 $2.9 $3.5 2Q24 1Q25 2Q25 $126.9 $127.7 $129.4 $79.8 $78.7 $79.9 $36.7 $38.3 $39.2 $7.5 $7.6 $7.3 $2.9 $3.1 $3.0 1.59% 1.40% 1.39% 2Q24 1Q25 2Q25 (1) Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, Eurodollar trade deposits, selected deposits and brokered time deposits). (2) IB deposit costs were 1.99%, 2.02%, and 2.34% in 2Q25, 1Q25, and 2Q24, respectively. Average Deposits by Segment ($ in billions) Deposits Relationship deepening and customer acquisition support positive deposit trends Wealth Mgt Other(1) Consumer Bank Corporate Bank Ending Deposits by Segment ($ in billions) Total Deposit Costs(2)

51 Diversified Deposit Base Insured/Uninsured Deposit Mix(1)(2) • ~72% of Total Deposits are covered by FDIC insurance or are collateralized (Public Funds or Trust) • No single depositor exceeds 1% of total deposits • Average Consumer NIB Account balance of ~$5,200 (as of 2Q25) • >90% of consumer checking households include a high- quality checking account(3); further, >60% of consumer deposit balances are with customers that have been with Regions for 10 years or more Retail Insured $79.2 Public Funds + Trust $10.9 Wholesale Insured $4.0 Wholesale Operational Uninsured $16.1 Wholesale Non-Operational Uninsured $12.2 Retail Uninsured $7.8 Other $0.6 Less Stable Categories (1) $ in billions as of 6/30/2025. (2) Data and categorization reflects FR 2052a (Complex Institution Liquidity Monitoring Report) methodology. (3) High quality checking account estimates are based on multiple individual account behaviors and activities (e.g., balances and transaction levels). More Stable Categories $130.9B

52 Deposit Advantage Well diversified deposit base vs. peers (1) As of 6/30/2025. Source: Bank Call Reports / SEC filings. Peers include CFG, CMA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SNV, TFC, USB, ZION. ...Resulting in one of the highest mix of FDIC insured deposits amongst peers % of Total Deposits Insured By FDIC(1)% of Total Deposits Balance in Accounts Less than $250k(1) Regions holds a larger proportion of smaller deposit balance accounts when compared to the industry... 69% 62% 60% 58% 57% 56% 55% 55% 53% 52% 52% 50% 50% 49% Peer 3 RF Peer 5 Peer 2 Peer 6 Peer 7 Peer 8 Peer 4 Peer 9 Peer 1 Peer 12 Peer 11 Peer 13 Peer 10 54% 54% 52% 51% 47% 47% 47% 47% 46% 43% 43% 42% 41% 37% Peer 1 RF Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 • Regions ranks at or near the top vs. peers in several metrics measuring the retail/granular nature of our deposit base • These facts bear out in the advantaged beta/cost observed this cycle

53 QoQ Highlights & Outlook • Declared 2Q common dividends of $224M and executed $144M in share repurchases; Board declared a dividend of $0.265, a 6% increase over 2Q; SCB remains floored at 2.5% for 4Q25 – 3Q26 • Dividend payout target of 40-50% of earnings • In near term, managing adjusted CET1(1)(4) (inclusive of AOCI) closer to the lower end of 9.25 – 9.75% operating range • Common book value per share of $19.35 and Tangible common book value per share(4) of $12.91, a 14.2% and 21.7% increase respectively YoY • Total Liquidity Sources well above required levels as informed by internal liquidity stress testing • Including capacity at the discount window, liquidity to uninsured deposits ratio is ~185%(5) 10.4% 10.8% 10.8% 2Q24 1Q25 2Q25 Capital and Liquidity Managing capital flexibility to support growth and shareholder returns 11.7% 12.2% 11.8% 2Q24 1Q25 2Q25 Tier 1 Capital Ratio(1) Common Equity Tier 1 Ratio(1) Position ($B) as of 1Q25 2Q25 Cash at the Federal Reserve(2) $ 10.9 $ 7.8 Unencumbered Investment Securities(3) 24.1 25.3 Federal Home Loan Bank Availability 10.8 11.0 Discount Window Availability 22.1 20.6 Total $ 67.9 $ 64.7 (1) Current quarter ratios are estimated. (2) Fed master account closing balance only. Does not include other small in transit / processing items included in Call Report or SEC reports. (3) Unencumbered Investment Securities comprise securities that are eligible as collateral for secured transactions through market channels or are eligible to be pledged to the Federal Home Loan Bank, the Federal Reserve Discount Window, or the Standing Repo Facility. (4) Non-GAAP; see appendix for reconciliation. (5) This ratio excludes intercompany and secured deposits. Total Liquidity Sources

54 Common Equity Tier 1 10.6% 10.8% 10.8% 10.8% 9.1% 8.8% 9.1% 9.3% Reported CET1 Ratio Adjusted CET1 Inclusive of AOCI Operating Range 3Q24 4Q24 1Q25 2Q25 CET1 Under Basel III Endgame (B3E) B3E Update • B3E has yet to be finalized but expect AOCI to be included in Regulatory Capital • CET1 inclusive of AOCI increased linked-quarter given lower interest rates as well as solid capital accretion and volatility management activities in the quarter ◦ CET1 adjusted to include AOCI at 6/30 improved 10 bps to an estimated 9.3%(2) ◦ In the near term, expect to manage CET1 inclusive of AOCI closer to the lower end of our 9.25% - 9.75% Operating Range; Creates meaningful flexibility Volatility Management • Reclassified Available-for-Sale securities into Held-to-Maturity to reduce volatility; ~18% of portfolio in HTM at quarter-end ◦ $1.0B transfer in 1Q25 and another $1.0B in early 2Q25 ($4.5B in 2H24)(3) ◦ Added $0.8B AFS swaps in 1Q25 and another $0.7B in 2Q25 ($2.0B in 2H24) • Over time, we will consider additional actions to further manage AOCI volatility: ◦ Held-to-Maturity ◦ Derivative Hedging ◦ Asset Selection (1) (1) Current quarter ratio is estimated. (2) Non-GAAP; see appendix for reconciliation. (3) Transferred another $1B of AFS to HTM in early April 2025 bringing current mix of HTM / total securities to ~20%. (2) Operating Range | 9.25% - 9.75%

55 6.55% 7.37% 6.86% 7.17% 7.52% 8.50% 8.47% 8.57% 8.42% 8.65% TCE Ratio Adjusted TCE Ratio, ex-AOCI 2Q24 3Q24 4Q24 1Q25 2Q25 5% 6% 7% 8% 9% 10% Tangible Common Equity (1) Non-GAAP, see Appendix for reconciliation. • Higher levels of interest rates are generally beneficial to Regions through expansion in net interest margin and deposit value ◦ However, higher rates also result in unrealized losses within our securities and cash flow hedging portfolios which act as a drag on our ratio of TCE to Tangible assets Tangible Common Equity(1)

56 Continuous Improvement in Risk Management Our commitment to strengthening credit risk disciplines and intentional portfolio shaping over the past decade-plus leaves us well positioned for sound, profitable growth Strong Origination Disciplines Aligned with Comprehensive Risk Framework ☑ Enhanced risk framework through expanded controls, policies and procedures ☑ Invested in data, analytics and market benchmarks to provide early-warning indicators and dynamic industry outlooks ☑ Centralized credit products underwriting, servicing, and exposure management within specialized lending units and enhanced approval structure for higher-risk portfolios ☑ Advanced risk rating methodologies and stress testing capabilities ☑ Modified incentive plans and pricing frameworks to better promote risk-reward alignment Active Portfolio Management and Non-Core Business Exits ☑ Derisked Commercial Real Estate Portfolio diversifying into less cyclical sectors ☑ Focused growth in higher quality relationships and segments including investment grade utilities, REITs, asset securitizations, and subscription lines, as well as Consumer Home Improvement Financing ☑ Actively reduced percent of portfolio comprised of leveraged loans and other higher risk segments ☑ Exited, reduced, or realigned portfolios (Oil Field Services, SoFi, GreenSky, Indirect Auto lending) ☑ Exited non-core businesses including Regions Insurance and Morgan Keegan ☑ Enhanced interest rate risk management through proactive hedging strategies Case Studies in Portfolio De-Risking 22% 16% 14% Co ns tr uc tio n an d La nd 2010 2020 2024 2010 2020 2024 In ve st m en t G ra de Eq ui va le nt s O ilf ie ld S er vi ce s 20% 29% 36% 36% 17% 14% % of Real Estate Loans % of Business Loans % of Energy Loans 2010 2020 2024

57 0.80% —% 0.50% 1.00% 1.50% 2.00% 2.50% 0.47% —% 0.50% 1.00% 1.50% 2.00% Historical Credit Profile Non-Performing Loans Total Net Charge-Offs 1Q20 2Q254Q221Q20 4Q22 2Q25 • Both non-accrual and loss rate levels decreased quarter-over-quarter due to improving asset quality in the portfolio Average Pre-Pandemic 0.46% Average Pandemic 0.35% Average Pre-Pandemic 1.07% Average Pandemic 0.64% 1Q13 1Q13

58 0.63% —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 0.39% —% 0.50% 1.00% Consumer Net Charge-Offs(2) Commercial Net Charge-Offs(1) 1Q20 2Q25 4Q22 1Q20 4Q22 2Q25 (1) Includes C&I, CRE - OO and IRE. (2) The spike in Consumer net charge-offs in late 2013 was associated with the move of ~$700M primarily accruing troubled debt restructured residential first mortgage loans to held for sale resulting in ~$150M of charge-offs. The spikes in 3Q22 and 4Q23 were associated with the fair value marks taken on the sales of ~$1.2B and ~$300M consumer unsecured loan portfolios resulting in $63M and $35M of incremental charge-offs, respectively. Average Pre-Pandemic 0.27% Average Pandemic 0.25% Average Pre-Pandemic 0.78% Average Pandemic 0.53% 1Q13 1Q13 Historical Credit Profile

59 QoQ Highlights & Outlook • 2Q annualized NCOs totaled 47bps, down 5bps • NPLs improved 8bps to 80bps; Business services criticized loans improved by 6% • Provision of $126M, $13M above NCOs attributable primarily to loan growth and some offset to improving underlying credit metrics; ACL ratio reduced 1 bp to 1.80% • "Through-the-cycle" NCO range remains 40-50bps; FY25 NCOs expected near upper end, driven by previously identified portfolios of interest (3Q expected in line with 2Q, then declining in 4Q) Asset Quality Credit performance improving; metrics tracking favorably $1,732 $1,730 $1,743 1.78% 1.81% 1.80% 204% 205% 225% ACL ACL/Loans ACL/NPLs 2Q24 1Q25 2Q25 $101 $123 $113 0.42% 0.52% 0.47% NCOs NCOs Ratio 2Q24 1Q25 2Q25 $847 $843 $776 0.87% 0.88% 0.80% NPLs - excluding LHFS NPL/Loans 2Q24 1Q25 2Q25 (1) $ in Millions. Net Charge-Offs(1) Allowance for Credit Losses (ACL)(1) Non-Performing Loans (NPLs)(1)

60 QoQ Highlights • 2Q allowance increased $13M compared to the prior quarter, resulting in a $126M provision expense and an essentially flat ACL % • The change in ACL resulted from: ◦ Deterioration in the baseline economic forecast offset by decreases in qualitative adjustments driven by more risk reflected in the model results and less downside risk to the baseline forecast compared to 1Q ◦ Portfolio net increase driven primarily by portfolio growth ◦ Decreases in Specific Reserve borrowers driven by charge-offs and payoffs $1,730 $1 $15 $(3) $1,743 Allowance for Credit Losses 06/30/2025 ($ in millions) 03/31/2025 Portfolio Changes Specific Reserve Changes Economic/ Qualitative Changes

61 Pre-R&S period 2Q2025 3Q2025 4Q2025 1Q2026 2Q2026 3Q2026 4Q2026 1Q2027 2Q2027 Real GDP, annualized % change 2.4% 0.1% 1.2% 1.4% 2.3% 1.8% 2.2% 2.2% 2.0 % Unemployment rate 4.2% 4.4% 4.5% 4.5% 4.4% 4.3% 4.2% 4.1% 4.0 % HPI, year-over-year % change 1.4% (0.2) % (1.9) % (2.8) % (2.7) % (1.5) % 0.2% 2.1% 3.5 % CPI, year-over-year % change 2.6% 3.5% 3.9% 3.8% 4.1% 3.6% 3.1% 2.8% 2.6 % Base R&S Economic Outlook (As of June 2025) • A single, base economic forecast represents Regions’ internal outlook for the economy as of 2Q25 over the reasonable & supportable forecast period • Management considered alternative internal and external forecasts to establish appropriate qualitative adjustments • Final qualitative adjustments included consideration of the allowance's sensitivity to economic uncertainties that reflected a 15-20% increase in the unemployment rate

62 As of 6/30/2025 Day 1 Ratios (in millions) Loan Balance ACL ACL/Loans Actual Proforma C&I $46,811 $580 1.24 % CRE-OO mortgage 4,890 107 2.19 % CRE-OO construction 275 7 2.61 % Total commercial $51,976 $694 1.34% 1.33% 1.32 % IRE mortgage 6,949 212 3.05 % IRE construction 2,149 35 1.62 % Total IRE $9,098 $247 2.71% 1.06% 1.06 % Residential first mortgage 20,020 114 0.57 % Home equity lines 3,184 93 2.91 % Home equity loans 2,352 29 1.22 % Consumer credit card 1,415 116 8.22 % Other consumer 869 58 6.71 % Total consumer $27,840 $410 1.47% 1.73% 1.42 % Sold/Acquired Portfolios(1) $7,809 $392 5.01% 5.92% 5.01 % Total $96,723 $1,743 1.80% 1.71% 1.62 % Allowance Allocation Regions "Day 1" CECL ACL ratio on 1/1/2020 was 1.71%. The company has executed a number of de-risking strategies that have improved the overall loan portfolio. Taking the 2Q25 loan portfolio and applying the "Day 1" ACL rates would produce a proforma Day 1 ACL ratio of 1.62%. (1) Sold portfolios since Day 1 CECL include SoFi, GreenSky and Auto. Acquired portfolios include Ascentium and EnerBank.

63 Expectations for 3Q25 & Beyond(3) • NII expected to grow in 2025, with fixed- rate asset turnover and funding cost management as the primary drivers ◦ 3Q25 NII stable to modestly higher vs 2Q25 • NIM in the low to mid 3.60%s in 2H25 • Expect Capital Markets revenue to be in the $85 – $95M range in 3Q25 • In the near term expect to manage adjusted CET1(1)(2) (inclusive of AOCI), closer to the lower end of our 9.25 – 9.75% operating range 2025 Expectations (1) Non-GAAP, see appendix for reconciliation of historical amounts. (2) Due to the complexity and inherent difficulty in forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Company’s control or cannot be predicted without unreasonable effort, a reconciliation of these forward-looking non-GAAP measures to their most directly comparable GAAP financial measures has not been provided. The reconciliation of these forward-looking non-GAAP financial measures to their comparable GAAP financial measures following the end of 2025 is expected to be consistent with the historical reconciliation of such measures. (3) Previous & Current expectations assume recent market rate levels including a ~4.35% 10-year Treasury yield and between zero and two, 25 basis point Fed Funds cuts this year. Previous FY 2025 Expectations Current FY 2025 Expectations Net Interest Income (vs. 2024 of $4,818) up 1 – 4%(3) up 3 – 5%(3) Adjusted Non-Interest Income (vs. adjusted 2024 of $2,473)(1) up 1 – 3%(2) up 2.5 – 3.5%(2) Adjusted Non-Interest Expense (vs. adjusted 2024 of $4,227)(1) flat to up ~2%(2) (Inclusive of investments) up 1 – 2%(2) (Inclusive of investments) Adjusted Positive Operating Leverage(1)(2) 50 – 150 bps 150 – 250 bps Average Loans (vs. 2024 of $97,036) relatively stable stable to up modestly Average Deposits (vs. 2024 of $126,615) stable to modestly higher up modestly Net Charge-Offs / Average Loans 40 – 50 bps (Expect to be toward upper end) 40 – 50 bps (Expect to be toward upper end) Effective Tax Rate 20 – 21% 20 – 21%

Appendix

65 Management uses computations of earnings and certain other financial measures, which exclude certain adjustments that are included in the financial results presented in accordance with GAAP, to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Adjusted non-interest income (non-GAAP) and adjusted non-interest expense (non-GAAP) are used to determine adjusted pre-tax pre-provision income (non-GAAP). Net interest income (GAAP) on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the fee income and efficiency ratios. Net loan charge-offs (GAAP) are presented excluding adjustments to arrive at adjusted net loan-charge offs (non-GAAP). Adjusted net loan charge-offs as a percentage of average loans (non-GAAP) are calculated as adjusted net loan charge-offs (non-GAAP) divided by average loans (GAAP) and annualized. Regions believes that the exclusion of these adjustments provides a meaningful basis for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Tangible common book value per share is calculated by dividing tangible common shareholders' equity (non·GAAP) by tangible assets (non-GAAP). The numerator for tangible book value per share (non·GAAP), tangible common shareholders' equity (non·GAAP), is calculated by excluding intangible assets and the deferred tax liability related to intangible assets from common shareholders' equity (GAAP). The denominator for tangible book value per share (non-GAAP), tangible assets (non-GAAP), is calculated by excluding intangible assets and the deferred tax liability related to intangible assets from total assets (non-GAAP). Tangible common shareholders’ equity, tangible common book value per share, and return on average tangible common shareholders' equity (ROATCE) ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common shareholders’ equity measure. Because tangible common shareholders’ equity, tangible common book value per share, and ROATCE are not formally defined by GAAP or prescribed in any amount by federal banking regulations they are currently considered to be non-GAAP financial measures and other entities may calculate them differently than Regions’ disclosed calculations. Adjustments to shareholders' equity include intangible assets and related deferred taxes and preferred stock. Additionally, adjustments to ROATCE include accumulated other comprehensive income. The Company also presents accumulated other comprehensive income excluding adjustments to arrive at adjusted accumulated other comprehensive income (non-GAAP). Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common shareholders’ equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis. CET1 is a capital adequacy measure established by federal banking regulators under the Basel III framework. Banking institutions that meet requirements under the regulations are required to maintain certain minimum capital requirements, including a minimum CET1 ratio. This measure is utilized by analysts and banking regulators to assess Regions’ capital adequacy. Under the framework, Regions elected to remove the effects of certain portions of AOCI in the calculation of CET1. Adjustments to the calculation prescribed in federal banking regulations are considered to be non-GAAP financial measures. Adjustments to CET1 include certain portions of AOCI to arrive at CET1 inclusive of AOCI (non-GAAP), which is a potential impact under recent proposed rulemaking standards. Since analysts and banking regulators may assess Regions’ capital adequacy using proposed rulemaking standards, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes selected items does not represent the amount that effectively accrues directly to shareholders. Additionally, our non-GAAP financial measures may not be comparable to similar non-GAAP financial measures used by other companies and there is no certainty that we will not incur expenses in the future that are similar to those excluded in the calculations of non-GAAP financial measures presented herein. Management and the Board of Directors utilize non-GAAP measures as follows: • Preparation of Regions' operating budgets • Monthly financial performance reporting • Monthly close-out reporting of consolidated results (management only) • Presentation to investors of company performance • Metrics for incentive compensation Non-GAAP Information

66(1) Simple average of 4 trailing quarters of risk-weighted assets calculated from applicable periods' Call Report data. The average includes an estimate for 2Q25. Six Months Ended Year Ended ($ amounts in millions) 6/30/2025 2024 2023 2022 2021 2020 2019 Net income available to common shareholders (GAAP) $ 999 $ 1,774 $ 1,976 $ 2,146 $ 2,400 $ 991 $ 1,503 Preferred dividends (GAAP) 54 119 98 99 121 103 79 Income tax expense (GAAP) 274 461 533 631 694 220 403 Income (loss) before income taxes (GAAP) 1,327 2,354 2,607 2,876 3,215 1,314 1,985 Provision for (benefit from) credit losses (GAAP) 250 487 553 271 (524) 1,330 387 Pre-tax pre-provision income (non-GAAP) 1,577 2,841 3,160 3,147 2,691 2,644 2,372 Other adjustments: Gain on sale of affordable housing residential mortgage loans — — — — — — (8) Securities (gains) losses, net 25 208 5 1 (3) (4) 28 Gains on equity investment — — — — (3) (50) — Leveraged lease termination gains, net — — (2) (1) (2) (2) (1) Bank-owned life insurance — — — — (18) (25) — Insurance proceeds — — — (50) — — — FDIC insurance special assessment — 16 119 — — — — Salaries and employee benefits—severance charges 2 30 31 — 6 31 5 Branch consolidation, property and equipment charges — 3 7 3 5 31 25 Contribution to the Regions Financial Corporation foundation — — — — 3 10 — Early extinguishment of debt — — (4) — 20 22 16 Acquisition expenses — — — — — 1 — Professional, legal and regulatory expenses 2 3 1 179 15 7 — Other Miscellaneous expenses — (37) — — — — — Total other adjustments 29 223 157 132 23 21 65 Adjusted pre-tax pre-provision income (non-GAAP) A $ 1,606 $ 3,064 $ 3,317 $ 3,279 $ 2,714 $ 2,665 $ 2,437 Net loan charge-offs (GAAP) B $ 236 $ 458 $ 397 $ 263 $ 204 $ 512 $ 358 Simple avg of 4 trailing quarters of RWAs (1) C $ 124,693 $ 124,984 $ 126,605 $ 122,121 $ 108,900 $ 108,438 $ 105,996 Annualized PPI - Charge-offs / Average Risk-Weighted Assets A-B / C 2.22% 2.09% 2.31% 2.47% 2.30% 1.99% 1.96 % Non-GAAP Reconciliation Pre-Tax Pre-Provision Income (PPI) Less Charge-Offs to Risk-Weighted Assets

67 Non-GAAP reconciliation Return on Average Tangible Common Shareholders' Equity Six Months Ended Year Ended ($ amounts in millions) 6/30/2025 2024 2023 2022 2021 2020 2019 2018 2017 2016 2015 RETURN ON AVERAGE TANGIBLE COMMON SHAREHOLDERS' EQUITY Net income available to common shareholders A $ 999 $ 1,774 $ 1,976 $ 2,146 $ 2,400 $ 991 $ 1,503 $ 1,695 $ 1,199 $ 1,099 $ 998 Average shareholders' equity 18,240 $ 17,484 $ 16,522 $ 16,503 $ 18,201 $ 17,382 $ 16,082 $ 15,381 $ 16,665 $ 17,126 $ 16,916 Less: Average intangible assets 5,895 5,920 5,960 6,023 5,435 5,239 4,943 5,010 5,103 5,125 5,099 Average deferred tax liability related to intangibles (126) (117) (106) (103) (99) (99) (94) (97) (148) (162) (170) Average preferred stock 1,613 1,693 1,659 1,659 1,658 1,509 1,151 820 820 820 848 Average tangible common shareholders' equity B $ 10,858 $ 9,988 $ 9,009 $ 8,924 $ 11,207 $ 10,733 $ 10,082 $ 9,648 $ 10,890 $ 11,343 $ 11,139 Return on average tangible common shareholders' equity A/B 18.55% 17.77% 21.93% 24.05% 21.42% 9.23% 14.91% 17.57% 11.01% 9.69% 8.96%

68 Non-GAAP Reconciliation Tangible Common Ratios As of and for Quarter Ended ($ amounts in millions, except per share data) 6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024 TANGIBLE COMMON RATIOS Shareholders’ equity (GAAP) A $ 18,666 $ 18,530 $ 17,879 $ 18,676 $ 17,169 Less: Preferred stock (GAAP) 1,369 1,715 1,715 1,715 1,659 Common shareholders' equity (GAAP) B 17,297 16,815 16,164 16,961 — 15,510 Less: Intangible assets (GAAP) 5,886 5,894 5,902 5,911 5,920 Deferred tax liability related to intangibles (GAAP) (130) (126) (126) (122) (119) Tangible common shareholders’ equity (non-GAAP) C $ 11,541 $ 11,047 $ 10,388 $ 11,172 $ 9,709 Less: AOCI, after-tax (GAAP) (1,967) (2,283) (2,928) (1,894) (3,265) Tangible common shareholders’ equity excluding AOCI (non-GAAP) D $ 13,508 $ 13,330 $ 13,316 $ 13,066 $ 12,974 Total assets (GAAP) E $ 159,206 $ 159,846 $ 157,302 $ 157,426 $ 154,052 Less: Intangible assets (GAAP) 5,886 5,894 5,902 5,911 5,920 Deferred tax liability related to intangibles (GAAP) (130) (126) (126) (122) (119) Tangible assets (non-GAAP) F $ 153,450 $ 154,078 $ 151,526 $ 151,637 $ 148,251 Less: AOCI, pre-tax (GAAP) $ (2,631) $ (4,325) $ (3,912) $ (2,540) $ (4,379) Tangible assets excluding AOCI (non-GAAP) G $ 156,081 $ 158,403 $ 155,438 $ 154,177 $ 152,630 Shares outstanding—end of quarter H $ 894 $ 899 $ 909 $ 911 $ 915 Total equity to total assets (GAAP) A/E 11.72% 11.59% 11.37% 11.86% 11.14 % Tangible common shareholders’ equity to tangible assets (non-GAAP) C/F 7.52% 7.17% 6.86% 7.37% 6.55 % Common book value per share (GAAP) B/H $ 19.35 $ 18.70 $ 17.77 $ 18.62 $ 16.94 Tangible common book value per share (non-GAAP) C/H $ 12.91 $ 12.29 $ 11.42 $ 12.26 $ 10.61 Tangible common shareholders’ equity to tangible assests (non-GAAP), ex. AOCI D/G 8.65% 8.42% 8.57% 8.47% 8.50%

69 Non-GAAP Reconciliation Net Income Available to Common Shareholders, Adjusted Diluted EPS, and Return Ratios NM - Not Meaningful Quarter Ended ($ amounts in millions) 6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024 2Q25 vs. 1Q25 2Q25 vs. 2Q24 Net income available to common shareholders (GAAP) A $ 534 $ 465 $ 508 $ 446 $ 477 $ 69 14.8% $ 57 11.9 % Adjustments: Securities (gains) losses, net — 25 30 78 50 (25) (100.0) % (50) (100.0) % FDIC insurance special assessment (1) 1 (2) (4) 4 (2) (200.0) % (5) (125.0) % Salaries and employee benefits—severance charges 1 1 10 3 4 — — % (3) (75.0) % Branch consolidation, property and equipment charges — — 1 — 1 — NM (1) (100.0) % Other miscellaneous expenses — — — — (37) — NM 37 (100.0) % Professional, legal and regulatory expenses — 2 — 1 — (2) (100.0) % — NM Preferred stock redemption expense 4 — — 15 — 4 NM 4 NM Total adjustments 4 29 39 93 84 $ (25) (86.2) % $ (80) (95.2) % Tax impact of adjusted items — (7) (9) (19) (73) 7 100.0% 73 100.0 % Adjusted net income available to common shareholders (non-GAAP) B $ 538 $ 487 $ 538 $ 520 $ 488 $ 51 10.5% $ 50 10.2 % Weighted-average diluted shares C 900 910 915 918 918 Diluted EPS (GAAP) A/C $ 0.59 $ 0.51 $ 0.56 $ 0.49 $ 0.52 $ 0.08 15.7% $ 0.07 13.5 % Adjusted diluted EPS (non-GAAP) B/C 0.60 0.54 0.59 0.57 0.53 $ 0.06 11.1% $ 0.07 13.2 % Average shareholders' equity (GAAP) 18,350 18,127 18,042 18,047 16,713 223 1.2% 1,637 9.8 % Less: Average preferred stock (GAAP) 1,513 1,715 1,715 1,741 1,659 (202) (11.8) % (146) (8.8) % Average common shareholders' equity (GAAP) D 16,837 16,412 16,327 16,306 15,054 425 2.6% 1,783 11.8 % Less: Average intangible assets (GAAP) 5,891 5,899 5,907 5,916 5,925 (8) (0.1) % (34) (0.6) % Average deferred tax liability related to intangibles (GAAP) (126) (126) (123) (120) (115) — — % (11) (9.6) % Average tangible common shareholders' equity (non-GAAP) E $ 11,072 $ 10,639 $ 10,543 $ 10,510 $ 9,244 433 4.1% 1,828 19.8 % Return on average common shareholders' equity (GAAP) A/D 12.72% 11.49% 12.39% 10.88% 12.74 % Return on average tangible common shareholders' equity (non-GAAP) A/E 19.34% 17.72% 19.19% 16.87% 20.75 % Adjusted return on average tangible common shareholders' equity (non-GAAP) B/E 19.48% 18.58% 20.30% 19.68% 21.23%

70 Non-GAAP Reconciliation Pre-Tax Pre-Provision Income (PPI) Quarter Ended ($ amounts in millions) 6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024 2Q25 vs. 1Q25 2Q25 vs. 2Q24 Net income available to common shareholders (GAAP) $ 534 $ 465 $ 508 $ 446 $ 477 $ 69 14.8% $ 57 11.9 % Preferred dividends and other (GAAP) 29 25 26 44 24 4 16.0% 5 20.8 % Income tax expense (GAAP) 143 131 123 118 124 12 9.2% 19 15.3 % Income before income taxes (GAAP) 706 621 657 608 625 85 13.7% 81 13.0 % Provision for credit losses (GAAP) 126 124 120 113 102 2 1.6% 24 23.5 % Pre-tax pre-provision income (non-GAAP) 832 745 777 721 727 87 11.7% 105 14.4 % Other adjustments: Securities (gains) losses, net — 25 30 78 50 (25) (100.0) % (50) (100.0) % FDIC insurance special assessment (1) 1 (2) (4) 4 (2) (200.0) % (5) (125.0) % Salaries and employee benefits—severance charges 1 1 10 3 4 — — % (3) (75.0) % Branch consolidation, property and equipment charges — — 1 — 1 — NM (1) (100.0) % Other miscellaneous expenses — — — — (37) — NM 37 (100.0) % Professional, legal and regulatory expenses — 2 — 1 — (2) (100.0) % — NM Total other adjustments — 29 39 78 22 (29) (100.0) % (22) (100.0) % Adjusted pre-tax pre-provision income (non-GAAP) $ 832 $ 774 $ 816 $ 799 $ 749 $ 58 7.5% $ 83 11.1 % NM - Not Meaningful

71 Non-GAAP Reconciliation NII, Non-Interest Income/Expense, and Efficiency Ratio NM - Not Meaningful Quarter Ended ($ amounts in millions) 6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024 2Q25 vs. 1Q25 2Q25 vs. 2Q24 Non-interest expense (GAAP) A $ 1,073 $ 1,039 $ 1,038 $ 1,069 $ 1,004 $ 34 3.3% $ 69 6.9 % Adjustments: FDIC insurance special assessment 1 (1) 2 4 (4) 2 200.0% 5 125.0 % Branch consolidation, property and equipment charges — — (1) — (1) — NM 1 100.0 % Salary and employee benefits—severance charges (1) (1) (10) (3) (4) — — % 3 75.0 % Professional, legal and regulatory expenses — (2) — (1) — 2 100.0% — NM Other miscellaneous expenses — — — — 37 — NM (37) (100.0) % Adjusted non-interest expense (non-GAAP) B $ 1,073 $ 1,035 $ 1,029 $ 1,069 $ 1,032 $ 38 3.7% $ 41 4.0 % Net interest income (GAAP) C $ 1,259 $ 1,194 $ 1,230 $ 1,218 $ 1,186 $ 65 5.4% $ 73 6.2 % Taxable-equivalent adjustment 12 12 13 12 12 — — % — — % Net interest income, taxable-equivalent basis D $ 1,271 $ 1,206 $ 1,243 $ 1,230 $ 1,198 $ 65 5.4% $ 73 6.1 % Non-interest income (GAAP) E 646 590 585 572 545 56 9.5% 101 18.5 % Adjustments: Securities (gains) losses, net — 25 30 78 50 (25) (100.0) % (50) (100.0) % Adjusted non-interest income (non-GAAP) F $ 646 $ 615 $ 615 $ 650 $ 595 31 5.0% $ 51 8.6 % Total revenue C+E=G $ 1,905 $ 1,784 $ 1,815 $ 1,790 $ 1,731 $ 121 6.8% $ 174 10.1 % Adjusted total revenue (non-GAAP) C+F=H $ 1,905 $ 1,809 $ 1,845 $ 1,868 $ 1,781 $ 96 5.3% $ 124 7.0 % Total revenue, taxable-equivalent basis D+E=I $ 1,917 $ 1,796 $ 1,828 $ 1,802 $ 1,743 $ 121 6.7% $ 174 10.0 % Adjusted total revenue, taxable-equivalent basis (non-GAAP) D+F=J $ 1,917 $ 1,821 $ 1,858 $ 1,880 $ 1,793 $ 96 5.3% $ 124 6.9 % Efficiency ratio (GAAP) A/I 56.0% 57.9% 56.8% 59.3% 57.6 % Adjusted efficiency ratio (non-GAAP) B/J 56.0% 56.8% 55.4% 56.9% 57.6 % Fee income ratio (GAAP) E/I 33.7% 32.9% 32.0% 31.7% 31.3 % Adjusted fee income ratio (non-GAAP) F/J 33.7% 33.8% 33.1% 34.6% 33.2%

72 Non-GAAP Reconciliation Non-Interest Income Year Ended ($ amounts in millions) 2024 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 2011 Non-interest income (GAAP) $ 2,265 $ 2,256 $ 2,429 $ 2,524 $ 2,393 $ 2,116 $ 2,019 $ 1,962 $ 2,011 $ 1,937 $ 1,785 $ 2,096 $ 2,201 $ 2,226 Security (gains) losses, net 208 5 1 (3) (4) 28 (1) (19) (6) (29) (27) (26) (48) (112) Bank owned life insurance — — — (18) (25) — — — — — — — — — Leveraged lease terminations income — (2) (1) (2) (2) (1) (8) (1) (8) (8) (10) (39) (14) (8) Loss on sale of mortgage loans — — — — — — — — — — — — — 3 Gain on sale of other assets — — — — — — — — — — — (24) — — Gain on sale of affordable housing residential mortgage loans — — — — — (8) — (5) (5) — — — — — Gains on equity investment — — — (3) (50) — — — — — — — — — Insurance proceeds — — (50) — — — — — (50) (91) — — — — Adjusted non-interest income (non- GAAP) $ 2,473 $ 2,259 $ 2,379 $ 2,498 $ 2,312 $ 2,135 $ 2,010 $ 1,937 $ 1,942 $ 1,809 $ 1,748 $ 2,007 $ 2,139 $ 2,109 Less: Business sold in a subsequent period (1) $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — $ 117 $ 111 $ 108 Adjusted non-interest income excluding business sold in a subsequent period(non-GAAP) $ 2,473 $ 2,259 $ 2,379 $ 2,498 $ 2,312 $ 2,135 $ 2,010 $ 1,937 $ 1,942 $ 1,809 $ 1,748 $ 1,890 $ 2,028 $ 2,001 _____ (1) In 2018, the Company sold Regions Insurance Group, Inc. and the results of this entity were separately disclosed as discontinued operations in all periods presented externally. The results from Regions Insurance Group, Inc. have been removed in previous periods for comparability.

73 Non-GAAP Reconciliation Non-Interest Expense Twelve Months Ended December 31 ($ amounts in millions) 2024 2023 2022 2021 2020 2019 2018 2017 2016 Non-interest expense (GAAP) $ 4,242 $ 4,416 $ 4,068 $ 3,747 $ 3,643 $ 3,489 $ 3,570 $ 3,491 $ 3,483 Adjustments: FDIC insurance special assessment (16) (119) — — — — — — — Contribution to Regions Financial Corporation foundation — — (3) (10) — (60) (40) — Professional, legal and regulatory expenses (3) (1) (179) (15) (7) — — — (3) Branch consolidation, property and equipment charges (3) (7) (3) (5) (31) (25) (11) (22) (58) Expenses associated with residential mortgage loan sale — — — — — (4) — — Early extinguishment of debt 4 — (20) (22) (16) — — (14) Salary and employee benefits—severance charges (30) (31) — (6) (31) (5) (61) (10) (21) Acquisition expense — — — (1) — — — — Other miscellaneous expenses 37 — — — — — — — — Adjusted non-interest expense (non-GAAP) $ 4,227 $ 4,262 $ 3,886 $ 3,698 $ 3,541 $ 3,443 $ 3,434 $ 3,419 $ 3,387

74 Quarter Ended ($ amounts in millions) 6/30/2025 3/31/2025 12/31/2024 9/30/2024 6/30/2024 ADJUSTED CET1 RATIO Common Equity Tier 1(1) A $ 13,533 $ 13,355 $ 13,434 $ 13,185 $ 13,093 Adjustments: AOCI gain (loss) on securities(2) (1,485) (1,645) (2,024) (1,369) (2,298) AOCI gain (loss) on defined benefit pension plans and other post employment benefits (401) (406) (410) (437) (443) Adjusted Common Equity Tier 1 (non-GAAP) B $ 11,647 $ 11,304 $ 11,000 $ 11,379 $ 10,352 Total risk-weighted assets(1) C $ 125,758 $ 123,755 $ 124,440 $ 124,645 $ 125,682 Common Equity Tier 1 ratio(1)(3) A/C 10.8% 10.8% 10.8% 10.6% 10.4 % Adjusted Common Equity Tier 1 ratio (non-GAAP)(1)(3) B/C 9.3% 9.1% 8.8% 9.1% 8.2 % Non-GAAP Reconciliation Adjusted CET1- inclusive of AOCI(4) (1) Current quarter Common Equity Tier 1 as well as Total risk-weighted assets are estimated. (2) Represents AOCI on AFS and HTM securities (3) Amounts calculated based upon whole dollar values (4) Consistent with the proposed Basel III Endgame rules, AOCI for CF hedges remains excluded.

75 Forward-Looking Statements This presentation may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. In addition, the company, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. The words “future,” “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “predicts,” “potential,” “objectives,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “would,” “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. Forward-looking statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below: • Current and future economic and market conditions in the United States generally or in the communities we serve (in particular the Southeastern United States), including the effects of possible declines in property values, increases in interest rates and unemployment rates, inflation, financial market disruptions and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions. • Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, including tariffs, which could have a material adverse effect on our businesses and our financial results and conditions. • Changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets (such as our portfolio of investment securities) and obligations, as well as the availability and cost of capital and liquidity. • Volatility and uncertainty about the direction of interest rates and the timing of any changes, which may lead to increased costs for businesses and consumers and potentially contribute to poor business and economic conditions generally. • Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases. • Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, credit loss provisions or actual credit losses where our allowance for credit losses may not be adequate to cover our eventual losses. • Possible acceleration of prepayments on mortgage-backed securities due to declining interest rates, and the related acceleration of premium amortization on those securities. • Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income. • Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, or the need to price interest-bearing deposits higher due to competitive forces. Either of these activities could increase our funding costs. • Possible downgrades in our credit ratings or outlook could, among other negative impacts, increase the costs of funding from capital markets. • The loss of value of our investment portfolio could negatively impact market perceptions of us. • Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our businesses. • The effects of social media on market perceptions of us and banks generally. • The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Volatility in the financial services industry (including failures or rumors of failures of other depository institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital. • Our ability to effectively compete with other traditional and non-traditional financial services companies, including fintechs, some of which possess greater financial resources than we do or are subject to different regulatory standards than we are. Forward-Looking Statements

76 • Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue. • Our inability to keep pace with technological changes, including those related to the offering of digital banking and financial services, could result in losing business to competitors. • The development and use of AI presents risks and challenges that may impact our business. • Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and nonfinancial benefits relating to our strategic initiatives. • The risks and uncertainties related to our acquisition or divestiture of businesses and risks related to such acquisitions, including that the expected synergies, cost savings and other financial or other benefits may not be realized within expected timeframes, or might be less than projected; and difficulties in integrating acquired businesses. • The success of our marketing efforts in attracting and retaining customers. • Our ability to achieve our expense management initiatives. • Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair the ability of those borrowers to service any loans outstanding to them and/or reduce demand for loans in those industries. • The effects of geopolitical instability, including wars, conflicts, civil unrest, and terrorist attacks and the potential impact, directly or indirectly, on our businesses. • Fraud, theft or other misconduct conducted by external parties, including our customers and business partners, or by our employees. • Any inaccurate or incomplete information provided to us by our customers or counterparties. • Inability of our framework to manage risks associated with our businesses, such as credit risk and operational risk, including third-party vendors and other service providers, which inability could, among other things, result in a breach of operating or security systems as a result of a cyber-attack or similar act or failure to deliver our services effectively. • Our ability to identify and address operational risks associated with the introduction of or changes to products, services, or delivery platforms. • Dependence on key suppliers or vendors to obtain equipment and other supplies for our businesses on acceptable terms. • The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts. • Our ability to identify and address cyber-security risks such as data security breaches, malware, ransomware, “denial of service” attacks, “hacking” and identity theft, including account take-overs, a failure of which could disrupt our businesses and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation. • The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses. • The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries. • The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results. • Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, such as changes to debit card interchange fees, special FDIC assessments, any new long-term debt requirements, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, including as a result of the changes in U.S. presidential administration, control of the U.S. Congress, and changes in personnel at the bank regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Our capital actions, including dividend payments, common stock repurchases, or redemptions of preferred stock, must not cause us to fall below minimum capital ratio requirements, with applicable buffers taken into account, and must comply with other requirements and restrictions under law or imposed by our regulators, which may impact our ability to return capital to shareholders. Forward-Looking Statements (continued)

77 • Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance of such tests and requirements. • Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III Rules), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition and market perceptions of us could be negatively impacted. • Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time. • Our ability to receive dividends from our subsidiaries, in particular Regions Bank, could affect our liquidity and ability to pay dividends to shareholders. • Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated. • The effects of anti-takeover laws and exclusive forum provision in our certificate of incorporation and bylaws. • The effect of new tax legislation and/or interpretation of existing tax law, which may impact our earnings, capital ratios and our ability to return capital to shareholders. • Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results could prove incorrect. • Any impairment of our goodwill or other intangibles, any repricing of assets or any adjustment of valuation allowances on our deferred tax assets due to changes in tax law, adverse changes in the economic environment declining operations of the reporting unit or other factors. • The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes and environmental damage (especially in the Southeastern United States), which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and frequency of future earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather-related events are difficult to predict and may be exacerbated by global climate change. • The impact of pandemics on our businesses, operations and financial results and conditions. The duration and severity of any pandemic as well as government actions or other restrictions in connection with such events could disrupt the global economy, adversely affect our capital and liquidity position, impair the ability of borrowers to repay outstanding loans and increase our allowance for credit losses, impair collateral values and result in lost revenue or additional expenses. • The effects of any damage to our reputation resulting from developments related to any of the items identified above. • Other risks identified from time to time in reports that we file with the SEC. The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2024 and in Regions’ subsequent filings with the SEC. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law. Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Jeremy King at (205) 264-4551. Forward-Looking Statements (continued)

Internal Use